UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGGIX

Putnam Global Income Trust

Semiannual report 4|30|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Semiannual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for opportunities. Putnam Global Income Trust searches the world for income-generating securities. The fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. However, at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

The fund has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s managers work with Putnam’s fixed-income group and possess a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the managers as they construct a portfolio seeking high current income.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase its vulnerability to common economic forces and may result in greater losses and volatility.

Key drivers of returns in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the environment like in global bond markets during the six months ended April 30, 2011?

The fixed-income market generated mixed results during the period. In terms of broad market sectors, securities at the riskier end of the spectrum, such as high-yield corporate bonds, floating-rate bank-loan securities, and commercial mortgage-backed securities [CMBS] performed the best. Bonds in these categories are less interest-rate sensitive and benefited from an improving economy. Non-U.S. government bonds and government-agency mortgage pass-through securities outpaced the broad U.S. market but still lagged bonds in riskier market sectors. U.S. Treasuries struggled during the period, as improving economic prospects and increasing inflation expectations in the United States contributed to rising yields. The Federal Reserve continued its bond purchases under its quantitative easing program, which helped temper the upward pressure on yields. Reflecting increased inflation expectations, yields at the intermediate, 5- to 10-year portion of the Treasury yield curve rose more than shorter- and longer-maturity yields. [The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds.]

In this environment, our decision to limit the fund’s interest-rate risk versus the benchmark and focus on securities we believed could perform well despite rising rates enabled Putnam Global Income Trust to outperform its benchmark at net asset value by a sizable margin.

Looking more closely at the macroeconomic backdrop, leading economic indicators accelerated throughout the winter into the spring, signaling continued economic expansion for the United States in the coming months.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Manufacturing activity improved, with a renewal of the inventory cycle potentially providing room for additional growth. Labor market conditions also strengthened, with total private employment increasing substantially during the first three months of 2011. On the downside, U.S. residential housing remained very weak, as sales patterns showed that the excesses of the housing bubble are still being worked through the system.

Globally, while a majority of both developed and emerging countries showed rising economic indicators, many emerging-market economies have been tightening their monetary policies to combat inflation and are generally in a later phase of the business cycle.

Which holdings drove the fund’s solid relative performance?

The strong cash flows generated by our out-of-benchmark holdings of securitized bonds — specifically agency interest-only collateralized mortgage obligations [IO CMO] and non-agency residential mortgage-backed securities [RMBS] — provided a substantial boost to the fund’s relative performance. Higher interest rates helped our IO CMO positions by removing refinancing incentives for lower-rate mortgage pools. As a result, refinancing activity on the mortgage pools underlying the IO CMO that we held remained at low levels, allowing the securities to generate steady income and price appreciation. We took this opportunity to lock in these gains from our IO CMO positions and significantly reduced the fund’s exposure.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

In implementing our IO CMO strategy, we used interest-rate swaps and options to hedge the duration — or interest-rate sensitivity — of these positions, in order to isolate the prepayment risk that we believed was attractively priced.

As for non-agency RMBS, our holdings of Alternative-A [Alt-A], home equity, and manufactured housing securities added value, as cash flows remained strong and technical factors [the balance of supply and demand] continued to improve. What’s more, non-agency RMBS tend to have minimal sensitivity to rising interest rates because of their relatively short durations, further supporting their performance in a rising-rate environment. By way of background, Alt-A mortgage securities are considered riskier than bonds backed by standard prime mortgages. However, because Alt-A borrowers must have reasonably adequate credit histories, these securities have higher credit quality than bonds backed by subprime mortgages.

An overweight allocation to U.S. investment-grade corporate bonds, coupled with a slight down-in-quality bias in the sector, was another important contributor to the fund’s outperformance. An improving economic

Credit qualities are shown as a percentage of net assets as of 4/30/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

backdrop, strong corporate fundamentals, and a benign technical environment bolstered the category. As a result, investment-grade bond credit spreads — or their yield advantage over Treasuries — declined during the period as their prices moved higher.

Overweight exposure to shorter-term CMBS also helped the fund’s return. Our holdings of bonds in the highly liquid topmost part of the capital structure benefited from investors’ perception that even though commercial mortgage delinquencies accelerated, senior CMBS had enough structural protection to withstand losses. However, CMBS were one of the first sectors to recover from the 2008–2009 credit crisis so their valuations are not as attractive as they once were.

How did the fund’s yield-curve strategy affect results?

The fund’s duration and yield-curve positioning also contributed positively versus the benchmark. In the United States, we used interest-rate swaps and futures to keep the fund’s duration short versus the index, which helped as rates moved higher. Outside the United States, country selection in Europe, a short-duration position in Switzerland, and favorable yield-curve positioning in the United Kingdom benefited results amid rising rates.

Which strategies detracted from results?

Global currencies were volatile during the period, and our active currency management — which was done using currency forward contracts — detracted from returns. Underweight exposure to the Swiss franc, Japanese yen, and Canadian dollar, and unfavorable tactical positioning in the British pound sterling, were the primary detractors. Overweight exposure to the Australian dollar, Norwegian krone, and Swedish krona, as well shifting from an underweight to an overweight position in the euro, partially offset the negative effect of our other currency trades.

What is your outlook for global economies, and how are you positioning the fund?

Developed global economies appear to be transitioning into what I refer to as

This chart reflects how physical securities, futures contracts, and interest-rate swaps denominated in each currency contribute to the portfolio’s duration, a measure of sensitivity to interest-rate changes, and how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of the net assets that contribute to the fund’s interest-rate exposure. Holdings will vary over time.

an “interest-rate normalization” mode. Reflecting its staunch anti-inflation posture, the European Central Bank raised its main policy rate by 0.25% shortly after the period ended — its first increase since 2008 — and may do so again in the next several months.

In terms of portfolio positioning, as noted previously, we reduced the fund’s risk profile by sharply cutting our allocation to IO CMO, concluding that their valuations had reached levels that were less compelling from a risk/reward standpoint. However, we continue to closely monitor the IO CMO market, and remain alert for opportunities to reallocate capital to this area as valuations warrant. In the face of continued housing-market uncertainty, we also trimmed the fund’s holdings of non-agency RMBS. Lastly, we are maintaining a short-duration posture, as we anticipate that rates may continue to rise, and plan to continue the fund’s bias toward a flattening yield curve. Overall, the portfolio remains broadly diversified. We continue to believe that a number of attractive opportunities exist outside the broad market indexes for firms like Putnam that have the resources to capitalize on them.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam and Team Leader of Portfolio Construction and Global Strategies. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund is managed by Michael Atkin, Michael Salm, and Raman Srivastava.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.71%	7.53%	6.88%	6.88%	6.91%	6.91%	7.41%	7.27%	7.45%	7.78%

10 years	127.27	118.24	111.00	111.00	111.08	111.08	121.73	114.59	121.71	130.62
Annual average	8.56	8.12	7.75	7.75	7.76	7.76	8.29	7.93	8.29	8.72

5 years	57.50	51.25	51.78	49.78	51.78	51.78	55.55	50.53	55.47	59.48
Annual average	9.51	8.63	8.70	8.42	8.70	8.70	9.24	8.52	9.23	9.78

3 years	34.59	29.19	31.61	28.61	31.69	31.69	33.66	29.31	33.60	35.63
Annual average	10.41	8.91	9.59	8.75	9.61	9.61	10.15	8.95	10.14	10.69

1 year	14.34	9.78	13.56	8.55	13.49	12.49	14.07	10.34	14.08	14.73

6 months	4.72	0.52	4.35	–0.65	4.36	3.36	4.62	1.21	4.53	4.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 4/30/11

	Barclays Capital Global Aggregate	Lipper Global Income Funds
	Bond Index*	category average†

Annual average (life of fund)	—	7.72%

10 years	103.43%	97.32
Annual average	7.36	6.86

5 years	41.58	34.96
Annual average	7.20	6.05

3 years	18.02	17.87
Annual average	5.68	5.56

1 year	10.45	8.41

6 months	1.72	2.03

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/11, there were 178, 162, 130, 101, 63, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.409		$0.361	$0.362	$0.392		$0.395	$0.426

Capital gains	—		—	—	—		—	—

Total	$0.409		$0.361	$0.362	$0.392		$0.395	$0.426

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/10	$13.15	$13.70	$13.10	$13.10	$13.04	$13.48	$13.14	$13.16

4/30/11	13.34	13.90	13.29	13.29	13.23	13.67	13.32	13.35

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.85%	5.61%	5.15%	5.24%	5.62%	5.44%	5.68%	6.11%

Current 30-day SEC yield [2]	N/A	4.66	4.12	4.12	N/A	4.46	4.61	5.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.58%	7.39%	6.75%	6.75%	6.78%	6.78%	7.28%	7.13%	7.31%	7.64%

10 years	117.61	108.89	101.99	101.99	101.86	101.86	112.22	105.29	112.32	120.77
Annual average	8.09	7.64	7.28	7.28	7.28	7.28	7.81	7.46	7.82	8.24

5 years	55.04	48.79	49.39	47.39	49.38	49.38	53.10	48.09	53.03	56.98
Annual average	9.17	8.27	8.36	8.07	8.36	8.36	8.89	8.17	8.88	9.44

3 years	28.42	23.24	25.62	22.66	25.60	25.60	27.46	23.30	27.52	29.50
Annual average	8.70	7.21	7.90	7.05	7.89	7.89	8.42	7.23	8.44	9.00

1 year	11.76	7.28	10.98	5.98	10.92	9.92	11.48	7.89	11.51	12.15

6 months	3.47	–0.69	3.10	–1.90	3.02	2.02	3.28	–0.08	3.27	3.60

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/10*	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

Annualized expense ratio for the six-month period
ended 4/30/11	1.14%	1.89%	1.89%	1.39%	1.39%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.79	$9.58	$9.58	$7.05	$7.05	$4.52

Ending value (after expenses)	$1,047.20	$1,043.50	$1,043.60	$1,046.20	$1,045.30	$1,048.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.71	$9.44	$9.44	$6.95	$6.95	$4.46

Ending value (after expenses)	$1,019.14	$1,015.42	$1,015.42	$1,017.90	$1,017.90	$1,020.38

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/11 (Unaudited)

FOREIGN GOVERNMENT BONDS AND NOTES (31.2%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		$2,685,000	$2,526,504

Argentina (Republic of) sr. unsec. unsub. bonds
FRB 0.467s, 2012		3,870,000	927,833

Brazil (Federal Republic of) notes (units) 10s, 2012	BRL	837	541,692

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$100,000	112,300

Canada (Government of) bonds 5s, 2037	CAD	200,000	255,483

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013 (South Korea)	INR	20,600,000	438,650

Germany (Federal Republic of) bonds Ser. 86, 6s, 2016	EUR	1,960,000	3,367,289

Germany (Federal Republic of) bonds Ser. 03, 4 3/4s, 2034	EUR	960,000	1,633,103

Germany (Federal Republic of) bonds Ser. 08, 4 3/4s, 2040	EUR	2,100,000	3,674,738

Germany (Federal Republic of) bonds Ser. 06, 4s, 2016	EUR	9,800,000	15,477,465

Germany (Federal Republic of) bonds 3s, 2020	EUR	7,470,000	10,928,109

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$210,000	235,862

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		840,000	889,235

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021 ∆		280,000	276,466

Italy (Republic of) bonds 4 1/4s, 2020	EUR	8,610,000	12,505,916

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,404,644

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$250,000	254,349

Netherlands (Government of) bonds 5s, 2012	EUR	1,200,000	1,852,379

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,779,918

Ontario (Province of) debs. 5s, 2014 (Canada)	CAD	1,100,000	1,248,903

Peru (Republic of) bonds 6.95s, 2031	PEN	840,000	277,297

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	662,354

United Kingdom Treasury bonds 8s, 2021	GBP	830,000	1,915,050

United Kingdom Treasury bonds 4 1/2s, 2034	GBP	2,040,000	3,559,384

United Kingdom Treasury bonds 4 1/4s, 2036	GBP	610,000	1,028,240

United Kingdom Treasury bonds 4s, 2022	GBP	2,740,000	4,713,891

United Kingdom Treasury bonds 3 3/4s, 2020	GBP	4,130,000	7,048,651

United Kingdom Treasury bonds 3 3/4s, 2019	GBP	630,000	1,086,167

Total foreign government bonds and notes (cost $75,471,317)			$80,621,872

CORPORATE BONDS AND NOTES (30.5%)*	Principal amount		Value

Basic materials (1.8%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021		$155,000	$166,191

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)		95,000	122,399

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)		215,000	224,856

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018		195,000	220,106

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014		109,000	126,533

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		225,000	288,470

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		100,000	112,449

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		383,000	421,779

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		250,000	250,313

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029		120,000	132,900

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount	Value

Basic materials cont.
Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	$305,000	$307,703

International Paper Co. sr. unsec. notes 9 3/8s, 2019	128,000	166,686

International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	156,051

International Paper Co. sr. unsec. notes 7.95s, 2018	155,000	188,418

International Paper Co. sr. unsec. unsub. notes 7.3s, 2039	205,000	234,086

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	185,000	199,338

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	75,000	99,967

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	275,000	268,555

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	155,000	188,032

Sealed Air Corp. sr. notes 7 7/8s, 2017	100,000	112,964

Sealed Air Corp. 144A notes 5 5/8s, 2013	151,000	158,752

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	21,000	26,855

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	31,000	37,433

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	10,000	12,170

Temple-Inland, Inc. sr. unsec. unsub. notes 6 7/8s, 2018	180,000	197,601

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	146,219

		4,566,826
Capital goods (0.2%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	145,000	157,688

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	253,000	313,957

Republic Services, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2019	40,000	43,495

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	55,000	62,164

		577,304
Communication services (2.1%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	254,000	287,655

American Tower Corp. sr. unsec. notes 7s, 2017	70,000	79,188

American Tower Corp. sr. unsec. unsub. notes 4 5/8s, 2015	85,000	89,544

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	250,000	272,436

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	242,775

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	265,000	323,253

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	310,000	298,252

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	130,000	131,210

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	20,000	25,363

Comcast Corp. company guaranty sr. unsec. notes 6.55s, 2039	10,000	10,801

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	75,000	84,257

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	220,000	287,672

Cox Communications, Inc. 144A notes 5 7/8s, 2016	30,000	33,679

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	190,000	189,096

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	145,000	151,113

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021	10,000	10,259

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount	Value

Communication services cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	$185,000	$203,356

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	135,000	146,138

NBC Universal, Inc. 144A notes 6.4s, 2040	125,000	131,468

NBC Universal, Inc. 144A notes 5.15s, 2020	95,000	99,056

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	94,157

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	105,000	118,372

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	350,000	367,821

TCI Communications, Inc. company guaranty 7 7/8s, 2026	580,000	728,227

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	155,000	171,979

Telefonica Emisones SAU company guaranty sr. unsec.
notes 5.462s, 2021 (Spain)	185,000	192,013

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	120,519

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	45,000	51,741

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	25,000	28,843

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	15,000	16,304

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	68,000	81,419

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	162,000	210,224

Verizon Communications, Inc. sr. unsec.
unsub. notes 7 3/4s, 2030	110,000	136,103

		5,414,293
Consumer cyclicals (1.8%)
Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	185,000	195,635

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	85,000	89,038

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	170,000	201,929

CBS Corp. company guaranty sr. unsec. unsub. notes 5 5/8s, 2012	11,000	11,604

Choice Hotels International, Inc. company guaranty sr.
unsec. unsub. notes 5.7s, 2020	160,000	160,316

DR Horton, Inc. sr. notes 7 7/8s, 2011	5,000	5,044

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018	350,000	389,813

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	195,000	192,075

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	300,000	333,000

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018	260,000	260,140

FUEL Trust 144A company guaranty asset backed notes 4.207s, 2016	640,000	653,509

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	175,000	192,693

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	231,000	237,930

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	145,000	150,075

News America, Inc. company guaranty sr. unsec. notes 6.9s, 2019	245,000	288,557

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	210,000	208,482

Owens Corning company guaranty unsec. unsub. notes 9s, 2019	87,000	103,639

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
QVC Inc. 144A sr. notes 7 1/8s, 2017	$80,000	$84,600

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	105,000	102,769

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	125,000	150,315

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	165,000	208,793

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	259,208

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	50,000	50,597

Turner Broadcasting System, Inc. sr. unsec. unsub. note
company guaranty 8 3/8s, 2013	35,000	40,015

		4,569,776
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	63,000	92,226

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	130,000	173,092

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	130,000	171,118

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	214,000	297,209

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	416,000	521,605

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	232,021

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016	190,000	194,723

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	67,208

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	370,000	366,300

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019	80,000	92,767

CVS Pass-Through Trust 144A company guaranty notes 7.507s, 2032	342,181	400,629

CVS Pass-Through Trust 144A pass-through certificates 6.117s, 2013	52,506	55,501

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	380,000	416,283

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	210,000	213,717

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	59,898

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	656,949

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	150,000	162,331

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	70,000	71,750

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	115,000	138,863

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	235,304

		4,619,494
Energy (1.3%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	455,000	521,111

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	80,000	90,357

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. notes 5 7/8s, 2021	110,000	110,963

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	95,000	105,569

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	125,557

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Netherlands)	300,000	361,413

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)	100,000	110,303

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	195,000	225,865

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	$70,000	$71,488

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	160,000	163,765

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	145,000	155,331

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	55,000	64,900

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	65,000	67,654

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	225,000	228,181

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	410,000	252,150

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)	250,000	259,483

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	165,000	159,653

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	175,000	244,931

Weatherford Bermuda company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	70,000	90,781

Weatherford International, Inc. company guaranty sr. unsec.
notes 6.8s, 2037	10,000	10,743

		3,420,198
Financials (9.5%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	215,000	231,223

Aflac, Inc. sr. unsec. notes 6.45s, 2040	185,000	189,444

American Express Co. sr. unsec. notes 8 1/8s, 2019	330,000	419,115

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	135,000	151,200

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	250,000	264,201

AON Corp. jr. unsec. sub. notes 8.205s, 2027	545,000	615,908

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	270,000	272,462

BankAmerica Capital III bank guaranteed jr. unsec. FRN 0.848s, 2027	415,000	336,543

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049	150,000	133,875

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s, 2049	115,000	109,825

Barclays Bank PLC 144A sub. notes 10.179s, 2021	780,000	1,014,710

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	220,000	233,922

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	230,000	270,237

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.113s, 2012	68,750	68,050

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	295,000	318,600

Citigroup, Inc. sr. notes 6 1/2s, 2013	470,000	516,423

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	5,000	6,230

Citigroup, Inc. sub. notes 5s, 2014	140,000	148,246

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	165,000	173,366

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	80,000	83,881

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	105,000	109,425

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	120,000	125,333

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount		Value

Financials cont.
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		$62,000	$67,813

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, perpetual maturity (United Kingdom)		354,000	345,150

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)		5,000	5,263

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R		22,000	23,856

Erac USA Finance Co. 144A company guaranty notes 2 1/4s, 2014		55,000	55,130

Erac USA Finance Co. 144A company
guaranty sr. notes 5 1/4s, 2020		230,000	239,599

Eurasian Development Bank 144A sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)		100,000	110,028

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012		250,000	268,949

Fleet Capital Trust V bank guaranteed jr. sub. FRN 1.309s, 2028		570,000	460,465

GE Capital Trust IV 144A unsec. sub. bonds 4 5/8s, 2066	EUR	90,000	119,513

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018		$415,000	454,624

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.512s, 2016		145,000	139,288

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039		150,000	171,837

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		530,000	544,346

Glen Meadow Pass-Through Trust 144A jr. sub. notes FRN
6.505s, 2067		380,000	346,750

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	229,863

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		30,000	30,975

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		220,000	246,787

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub. notes 6 5/8s, 2040		235,000	245,731

HSBC Finance Capital Trust IX FRN 5.911s, 2035		200,000	194,750

HSBC Holdings PLC sr. unsec. notes 5.1s, 2021 (United Kingdom)		170,000	174,971

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		320,000	333,045

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		100,000	103,000

ING Bank NV 144A sr. unsec. notes FRN 1.36s, 2013 (Netherlands)		515,000	516,063

JPMorgan Chase & Co. sr. unsec. unsub. notes 6.3s, 2019		80,000	90,407

JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1.313s, 2047		964,000	810,476

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058		190,000	259,350

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037		265,000	261,025

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)		175,000	186,534

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)		1,040,000	1,061,288

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s, 2021 (Australia)		540,000	558,932

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012		140,000	145,569

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014		75,000	81,693

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount	Value

Financials cont.
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	$435,000	$606,046

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	80,000	92,988

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2038	300,000	375,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	125,000	125,005

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	108,914

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	205,000	206,025

Nationwide Financial Services notes 5 5/8s, 2015	35,000	35,694

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	40,000	50,322

Nordea Bank AB 144A jr. unsec. sub. notes FRN 5.424s, 2015 (Sweden)	365,000	356,241

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R	335,000	340,444

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	27,892

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	755,000	798,413

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	15,000	17,862

Prudential Financial, Inc. sr. notes 6.2s, 2015	15,000	16,733

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	95,840

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	170,000	185,026

Russian Agricultural Bank OJSC Via RSHB Capital SA
sub. bonds FRB 6.97s, 2016 (Russia)	100,000	101,026

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 9s, 2014 (Russia)	215,000	245,906

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	600,000	623,453

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)	650,000	674,542

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	60,000	67,841

Simon Property Group LP sr. unsec. unsub. notes 10.35s, 2019 R	97,000	134,951

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	252,000	274,149

Societe Generale 144A jr. unsec. sub. bonds FRB 1.051s, 2017 (France)	445,000	349,752

Standard Chartered PLC 144A jr. sub. bonds FRB 7.014s, 2049
(United Kingdom)	100,000	97,705

State Street Capital Trust IV company guaranty jr. unsec.
sub. bonds FRB 1.31s, 2037	550,000	459,481

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	85,000	94,090

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	135,000	144,494

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	210,000	243,208

Vnesheconombank Via VEB Finance, Ltd. 144A bank guaranteed
bonds 6.8s, 2025 (Russia)	500,000	507,500

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	175,000	181,132

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)	100,000	105,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	699,000	751,425

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)	100,000	105,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)	310,000	327,295

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount		Value

Financials cont.
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		$130,000	$146,086

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019		250,000	289,875

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018		165,000	193,305

Wells Fargo Capital XV bank guaranteed jr. unsec. sub. FRB
9 3/4s, perpetual maturity		105,000	115,631

Willis Group Holdings PLC company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021 (United Kingdom)		205,000	209,991

			24,557,572
Government (7.3%)
African Development Bank sr. unsec. unsub. notes Ser. MPLE,
4.85s, 2012 (Supra-Nation)	CAD	4,000,000	4,400,850

Asian Development Bank sr. unsec. unsub. notes Ser. MTN,
5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	2,325,577

Inter-American Development Bank sr. unsec.
unsub. notes Ser. MPLE, 4 1/4s, 2012 (Supra-Nation)	CAD	3,000,000	3,291,294

International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. GDIF, 1 1/4s, 2013 (Supra-Nation)	GBP	2,100,000	3,482,570

International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. MPLE, 4.3s, 2012 (Supra-Nation)	CAD	2,000,000	2,200,624

KFW govt. guaranty sr. unsec. unsub. bonds Ser. 8, 3 7/8s,
2013 (Germany)	EUR	1,055,000	1,620,504

Landwirtschaftliche Rentenbank govt. guaranty unsec.
unsub. bonds 3 1/4s, 2014 (Germany)	EUR	1,055,000	1,602,627

			18,924,046
Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		$200,000	227,701

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019		26,000	31,412

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014		64,000	71,802

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		265,000	258,706

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037		175,000	194,795

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020		28,000	28,610

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036		85,000	85,552

WellPoint, Inc. notes 7s, 2019		80,000	95,341

			993,919
Technology (0.4%)
Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020		145,000	157,688

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 5/8s, 2018		35,000	37,100

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018		116,000	128,411

Dell, Inc. sr. unsec. notes 5 7/8s, 2019		5,000	5,560

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018		465,000	526,139

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		105,000	112,202

Tyco Electronics Group SA company guaranty sr. unsec.
notes 4 7/8s, 2021 (Luxembourg)		65,000	67,218

			1,034,318

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount		Value

Transportation (0.3%)
Burlington Northern Santa Fe Corp. debs. 5 3/4s, 2040		$10,000	$10,301

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014		10,000	11,420

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018		45,000	50,808

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019		175,000	184,749

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018		21,263	22,538

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017		93,758	98,446

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018		138,361	142,858

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022		194,697	210,759

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022		42,409	42,621

			774,500
Utilities and power (3.6%)
Ameren Illinois Co. sr. notes 9 3/4s, 2018		30,000	39,232

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019		85,000	107,009

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017		260,000	293,061

Beaver Valley Funding Corp. sr. bonds 9s, 2017		203,000	222,693

Bruce Mansfield Unit pass-through certificates 6.85s, 2034		573,947	606,494

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.228s, 2013		130,000	129,350

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018		70,000	78,264

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020		120,000	126,078

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B, 6.3s, 2066		350,000	346,500

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017		215,000	246,511

EDP Finance BV 144A sr. unsec. unsub. notes 6s, 2018 (Portugal)		335,000	320,529

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032		105,000	129,966

Electricite de France 144A notes 6.95s, 2039 (France)		200,000	237,160

Electricite de France 144A sr. notes 4.6s, 2020 (France)		190,000	195,818

Enel Finance Intl. SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)		175,000	178,707

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.95s, 2041		160,000	160,189

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016		220,000	222,036

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		74,000	75,999

Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	395,091

Iberdrola International BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2036		$155,000	166,421

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		135,000	147,150

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	137,694

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012		185,000	205,980

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)		295,000	337,294

National Fuel Gas Co. notes 5 1/4s, 2013		40,000	42,425

Nevada Power Co. notes 6 1/2s, 2018		195,000	224,638

NGPL PipeCo, LLC 144A sr. unsec. notes 7.119s, 2017		225,000	247,106

CORPORATE BONDS AND NOTES (30.5%)* cont.	Principal amount		Value

Utilities and power cont.
NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016		$105,000	$137,331

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018		30,000	38,396

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037		50,000	51,627

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012		195,946	196,462

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		640,000	658,844

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067		240,000	239,100

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020		20,000	21,590

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018		75,000	84,368

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017		20,000	23,119

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		520,000	664,776

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)		340,000	346,317

Union Electric Co. 1st mtge. sr. bonds 6.7s, 2019		45,000	52,348

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		170,000	191,863

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018		145,000	186,288

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s, 2067		830,000	834,150

			9,345,974

Total corporate bonds and notes (cost $73,646,518)			$78,798,220

MORTGAGE-BACKED SECURITIES (25.4%)*	Principal amount		Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.802s, 2049		$90,000	$95,182
Ser. 07-2, Class A2, 5.634s, 2049		1,557,842	1,596,826
Ser. 06-5, Class A2, 5.317s, 2047		1,153,562	1,171,762

Banc of America Commercial Mortgage, Inc. 144A
Ser. 07-5, Class XW, IO, 0.593s, 2051		5,571,960	96,131
Ser. 04-4, Class XC, IO, 0.31s, 2042		1,874,615	30,673
Ser. 06-5, Class XC, IO, 0.213s, 2047		2,167,361	32,055

Banc of America Funding Corp. FRB Ser. 07-B, Class A1,
0.423s, 2047		2,277,057	1,502,858

Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, 2.258s, 2023	CAD	5,918,618	226,496
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	8,455,745	357,556
FRB Ser. 06-CD1A, Class A1, 1.491s, 2023	CAD	743,912	731,368

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 5.969s, 2036		$450,858	311,092
FRB Ser. 06-5, Class 2A1, 5.607s, 2036		377,248	256,529
FRB Ser. 05-10, Class 24A1, 2.653s, 2036		526,361	296,078

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.416s, 2047		1,369,404	821,643

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.585s, 2032		100,000	107,221
FRB Ser. 07-PW16, Class A2, 5.854s, 2040		370,863	387,993
Ser. 07-PW15, Class A4, 5.331s, 2044		871,000	930,659
Ser. 06-PW14, Class A2, 5.123s, 2038		264,000	267,884

MORTGAGE-BACKED SECURITIES (25.4%)* cont.	Principal amount		Value

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.874s, 2038 F		$1,390,127	$20,854
Ser. 06-PW14, Class X1, IO, 0.27s, 2038		1,238,547	18,578

Chase Commercial Mortgage Securities Corp. 144A Ser. 98-1,
Class F, 6.56s, 2030		333,188	351,297

Citigroup Commercial Mortgage Trust FRB Ser. 07-C6,
Class A3, 5.886s, 2049		740,000	774,338

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.143s, 2049		35,871,240	433,325

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-10, Class 1A5A, 5.593s, 2035		77,783	52,115
FRB Ser. 06-AR5, Class 2A5A, 5.453s, 2036		256,336	147,752

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A2, 5.56s, 2048		201,152	208,689

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.171s, 2049		7,793,303	73,101
Ser. 07-CD5, Class XS, IO, 0.138s, 2044		1,627,908	8,979

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		79,717	82,651

Commercial Mortgage Pass-Through Certificates
Ser. 06-C8, Class A3, 5.308s, 2046		1,816,000	1,891,733
Ser. 06-C8, Class A2B, 5.248s, 2046		898,914	911,008

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.869s, 2014 (United Kingdom)	GBP	102,358	119,736
FRB Ser. 05-CT2A, Class E, 1.869s, 2014 (United Kingdom)	GBP	46,127	57,812

Countrywide Alternative Loan Trust
Ser. 06-36T2, Class 2A1, 6 1/4s, 2036		$618,150	418,493
FRB Ser. 05-84, Class 4A1, 5.818s, 2036		1,568,129	1,034,965
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		88,253	84,668

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.995s, 2039		504,880	517,207
Ser. 07-C5, Class AAB, 5.62s, 2040		605,000	641,392
Ser. 07-C1, Class AAB, 5.336s, 2040		453,000	475,106

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.27s, 2049		10,666,552	64,149
Ser. 06-C4, Class AX, IO, 0.2s, 2039		5,685,351	85,990

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	389,805
Ser. 98-C1, Class F, 6s, 2040		273,000	286,455
FRB Ser. 03-CK2, Class G, 5.744s, 2036		317,000	325,225
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	22,561
Ser. 03-C3, Class AX, IO, 1.911s, 2038		3,616,823	99,156
Ser. 03-CK2, Class AX, IO, 1.282s, 2036		1,918,820	30,765
Ser. 04-C4, Class AX, IO, 0.503s, 2039		733,928	17,088

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047		172,493	176,654

DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B3, 6.1s, 2032		45,404	45,401
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	217,278

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.672s, 2014 (United Kingdom)	GBP	172,435	40,342

MORTGAGE-BACKED SECURITIES (25.4%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.725s, 2032	$117,287	$192,986
IFB Ser. 3211, Class SI, IO, 26.746s, 2036	74,730	49,193
IFB Ser. 3408, Class EK, 24.913s, 2037	63,804	95,532
IFB Ser. 3072, Class SM, 22.995s, 2035	156,599	221,170
IFB Ser. 3072, Class SB, 22.848s, 2035	140,620	197,632
IFB Ser. 3249, Class PS, 21.553s, 2036	129,802	181,022
IFB Ser. 3065, Class DC, 19.204s, 2035	124,787	163,127
IFB Ser. 3105, Class SI, IO, 19.061s, 2036	71,291	38,309
IFB Ser. 2990, Class LB, 16.387s, 2034	136,334	168,376
IFB Ser. 3031, Class BS, 16.178s, 2035	152,073	197,528
IFB Ser. 3184, Class SP, IO, 7.131s, 2033	174,265	23,090
IFB Ser. 3287, Class SE, IO, 6.481s, 2037	289,548	49,669
IFB Ser. 3485, Class SI, IO, 6.331s, 2036	142,967	23,966
IFB Ser. 3225, Class EY, IO, 6.071s, 2036	852,772	120,846
IFB Ser. 3751, Class SB, IO, 5.821s, 2039	2,960,246	456,026
IFB Ser. 3740, Class DS, IO, 5.801s, 2040	3,013,886	512,391
IFB Ser. 3726, Class SH, IO, 5.781s, 2040	13,851,425	2,398,236
Ser. 3645, Class ID, IO, 5s, 2040	230,684	41,272
Ser. 3632, Class CI, IO, 5s, 2038	270,576	50,479
Ser. 3626, Class DI, IO, 5s, 2037	191,335	24,699
Ser. 3740, Class IP, IO, 5s, 2037	2,003,337	349,983
Ser. 3623, Class CI, IO, 5s, 2036	172,720	27,878
Ser. 3747, Class HI, IO, 4 1/2s, 2037	401,723	64,271
Ser. 3707, Class PI, IO, 4 1/2s, 2025	2,380,668	358,386
Ser. 3707, Class HI, IO, 4s, 2023	827,174	92,007
Ser. 3327, Class IF, IO, zero %, 2037	11,393	85
Ser. 3300, PO, zero %, 2037	33,699	28,976
FRB Ser. 3326, Class WF, zero %, 2035	27,590	24,003
FRB Ser. 3003, Class XF, zero %, 2035	20,836	20,465

Federal National Mortgage Association
IFB Ser. 07-75, Class JS, 50.659s, 2037	84,688	166,764
IFB Ser. 06-8, Class HP, 23.787s, 2036	112,560	159,718
IFB Ser. 07-53, Class SP, 23.42s, 2037	139,386	200,627
IFB Ser. 05-75, Class GS, 19.612s, 2035	153,449	202,245
IFB Ser. 10-46, Class SB, IO, 6.237s, 2040	2,929,312	477,712
Ser. 10-67, Class BI, IO, 5 1/2s, 2025	927,537	108,116
Ser. 10-21, Class IP, IO, 5s, 2039	567,929	123,081
Ser. 10-83, Class HI, IO, 5s, 2039	3,320,743	658,171
Ser. 03-W10, Class 1, IO, 1.549s, 2043	958,718	44,940
Ser. 07-64, Class LO, PO, zero %, 2037	34,389	30,269
Ser. 04-61, Class CO, PO, zero %, 2031	44,594	44,326
FRB Ser. 06-115, Class SN, zero %, 2036	71,655	69,886

First Horizon Alternative Mortgage Securities
FRB Ser. 06-AA5, Class A1, 6.365s, 2036	3,001,369	1,710,780
FRB Ser. 06-AA4, Class 2A1, 6.014s, 2036	466,878	261,451

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	223,836
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	128,861

First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	285,000	299,963

MORTGAGE-BACKED SECURITIES (25.4%)* cont.	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A Ser. 07-C1,
Class XC, IO, 0.088s, 2049	$15,275,233	$76,156

Government National Mortgage Association
IFB Ser. 11-18, Class SN, 9.074s, 2040	382,000	287,753
IFB Ser. 11-18, Class YS, 9.074s, 2040	382,000	287,753
IFB Ser. 10-85, Class SE, IO, 6.337s, 2040	5,537,523	1,055,729
IFB Ser. 10-20, Class SC, IO, 5.937s, 2040	1,225,203	222,803
IFB Ser. 10-160, Class SM, IO, 5.787s, 2038	4,723,680	735,052
FRB Ser. 07-35, Class UF, zero %, 2037	6,070	5,843

Greenwich Capital Commercial Funding Corp. Ser. 07-GG9,
Class A2, 5.381s, 2039	362,421	369,878

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	732,115	737,606

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	76,346	76,728
Ser. 03-C1, Class X1, IO, 1.002s, 2040	4,594,182	48,257

Harborview Mortgage Loan Trust FRB Ser. 06-6, Class 3A1A,
3.571s, 2036	2,064,187	1,300,438

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.809s, 2037	592,856	391,285

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.472s, 2037	461,455	309,175
FRB Ser. 06-AR25, Class 5A1, 5.424s, 2036	85,845	51,826
FRB Ser. 07-AR9, Class 2A1, 5.381s, 2037	308,206	206,701
FRB Ser. 07-AR7, Class 2A1, 4.803s, 2037	381,157	219,852
FRB Ser. 07-AR11, Class 1A1, 4.711s, 2037	257,304	150,523
FRB Ser. 05-AR31, Class 3A1, 2.679s, 2036	539,728	364,317
FRB Ser. 06-AR39, Class A1, 0.393s, 2037	675,417	425,512
FRB Ser. 06-AR21, Class A1, 0.333s, 2036	1,328,595	660,976

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.413s, 2037	1,910,757	984,040
FRB Ser. 07-A1, Class 1A3A, 0.363s, 2037	476,972	262,334

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 6.047s, 2045	399,819	400,340
FRB Ser. 07-LD11, Class A3, 6.005s, 2049	183,000	194,890
Ser. 07-C1, Class ASB, 5.857s, 2051	283,000	298,847
Ser. 07-LD12, Class A2, 5.827s, 2051	205,000	212,282
Ser. 07-C1, Class A3, 5.79s, 2051	245,000	256,966
Ser. 07-C1, Class A4, 5.716s, 2051	441,000	481,217
Ser. 06-CB17, Class A3, 5.45s, 2043	2,058,000	2,118,046
Ser. 06-LDP8, Class A3B, 5.447s, 2045	374,000	392,716
Ser. 07-LDPX, Class A3S, 5.317s, 2049	580,000	604,152
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,693,000	1,720,731
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,296,509	1,338,583
Ser. 05-CB13, Class A2, 5.247s, 2043	269,479	269,305
Ser. 06-LDP8, Class X, IO, 0.752s, 2045	2,657,178	59,545
Ser. 06-CB17, Class X, IO, 0.696s, 2043	23,802,291	533,621
Ser. 07-LDPX, Class X, IO, 0.519s, 2049	4,718,805	60,810
Ser. 06-CB16, Class X1, IO, 0.215s, 2045	2,985,304	38,140

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.199s, 2051	8,515,242	83,030

MORTGAGE-BACKED SECURITIES (25.4%)* cont.	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	$119,000	$122,451

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2040	648,849	672,545
Ser. 07-C7, Class A2, 5.588s, 2045	963,000	988,990
Ser. 07-C2, Class XW, IO, 0.753s, 2040	1,019,708	22,402

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.943s, 2037	966,914	14,372
Ser. 06-C7, Class XW, IO, 0.91s, 2038	1,715,529	43,326
Ser. 06-C7, Class XCL, IO, 0.405s, 2038	3,144,973	48,869
Ser. 06-C6, Class XCL, IO, 0.291s, 2039	15,607,540	272,121
Ser. 05-C2, Class XCL, IO, 0.244s, 2040	4,406,669	34,437
Ser. 07-C2, Class XCL, IO, 0.162s, 2040	8,765,624	106,025
Ser. 06-C1, Class XCL, IO, 0.161s, 2041	10,999,668	110,795

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.343s, 2037	1,738,518	921,415

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.719s, 2022	198,132	190,207

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.045s, 2030	49,000	52,197
FRB Ser. 97-C2, Class F, 6 1/4s, 2029	228,754	242,707

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.02s, 2050	328,000	350,866
FRB Ser. 07-C1, Class A2, 5.916s, 2050	1,121,350	1,151,125
Ser. 08-C1, Class A2, 5.425s, 2051	217,000	224,217

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-7, Class ASB, 5.745s, 2050	173,000	183,496
FRB Ser. 06-4, Class A2FL, 0.347s, 2049	355,294	343,080

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.263s, 2049	6,210,361	77,521

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5,
Class X, IO, 5.064s, 2049	198,153	13,633

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	256,000	272,259
FRB Ser. 07-IQ15, Class A2, 6.031s, 2049	1,450,000	1,501,629
FRB Ser. 07-HQ12, Class A2, 5.777s, 2049	549,177	558,737
Ser. 07-HQ13, Class A2, 5.649s, 2044	408,000	419,141
Ser. 07-IQ14, Class A2, 5.61s, 2049	744,601	756,895
Ser. 06-T21, Class A2, 5.09s, 2052	119,121	119,037
FRB Ser. 07-HQ12, Class A2FL, 0.471s, 2049	252,097	233,240
Ser. 05-HQ5, Class X2, IO, 0.345s, 2042	38,575,493	183,234

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	360,000	316,800
Ser. 05-HQ5, Class X1, IO, 0.174s, 2042	1,669,731	8,866

Morgan Stanley Mortgage Loan Trust FRB Ser. 07-11AR,
Class 2A1, 5.059s, 2037	770,571	382,835

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	656,143	695,512

Nomura Asset Acceptance Corp. FRB Ser. 06-AR4, Class A1A,
0.383s, 2036	3,442,752	1,686,948

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	100,000	4,000

MORTGAGE-BACKED SECURITIES (25.4%)* cont.	Principal amount		Value

Residential Asset Securitization Trust Ser. 07-A5,
Class 2A3, 6s, 2037		$311,918	$235,498

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 2.112s, 2036		596,506	9,007

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		519,352	366,143
FRB Ser. 06-9, Class 1A1, 5.197s, 2036		90,424	54,991

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.99s, 2045		2,016,223	278,491
Ser. 07-4, Class 1A4, IO, 1s, 2045		2,740,990	75,792

Ursus PLC 144A FRB Ser. 1-A, Class D, 1.719s, 2012 (Ireland)	GBP	48,024	4,013

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039		$598,812	595,818

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class APB, 5.294s, 2043		320,000	328,482
Ser. 07-C34, IO, 0.544s, 2046		2,268,293	34,138

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.519s, 2018		100,000	60,000
Ser. 06-C27, Class XC, IO, 0.16s, 2045		3,239,423	27,017

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A1, 0.263s, 2036		3,247,136	1,656,040

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036		87,000	31,320

Total mortgage-backed securities (cost $64,506,799)			$65,803,461

U.S. GOVERNMENT AGENCY
MORTGAGE OBLIGATIONS (10.5%)*	Principal amount		Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021		$50,809	$55,463
5 1/2s, June 1, 2035		63,639	68,671
5 1/2s, April 1, 2020		48,163	52,178

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035		226,834	260,391
6 1/2s, with due dates from September 1, 2036 to
November 1, 2037		186,498	209,454
6s, July 1, 2037		19,944	21,806
6s, with due dates from May 1, 2021 to October 1, 2021		137,352	150,433
5 1/2s, with due dates from February 1, 2018 to March 1, 2021		146,564	159,121
5s, May 1, 2037		477,120	504,759
5s, with due dates from May 1, 2020 to March 1, 2021		23,178	24,929
4 1/2s, TBA, May 1, 2041		19,677,000	20,245,786
4 1/2s, TBA, April 1, 2041		2,000,000	2,060,156
4s, with due dates from May 1, 2019 to September 1, 2020		311,900	329,288
4s, TBA, May 1, 2041		3,000,000	2,985,938

Total U.S. government agency mortgage obligations (cost $26,725,276)			$27,128,373

ASSET-BACKED SECURITIES (5.5%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-OP2, Class A2C, 0.363s, 2036		$56,000	$35,496

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		56,354	56,805

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.088s, 2034		13,512	3,105

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		224,799	159,608
Ser. 00-A, Class A3, 7.83s, 2030		2,738,563	1,869,069

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		796,190	621,028
Ser. 00-5, Class A7, 8.2s, 2032		172,772	144,265
Ser. 00-1, Class A5, 8.06s, 2031		107,001	82,391
Ser. 00-4, Class A5, 7.97s, 2032		36,995	30,521
Ser. 00-5, Class A6, 7.96s, 2032		563,390	497,896
Ser. 00-6, Class A5, 7.27s, 2031		1,785,106	1,876,949
Ser. 01-1, Class A5, 6.99s, 2031		435,105	448,158
FRB Ser. 02-1, Class M1A, 2.294s, 2033		418,000	367,780

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 0.603s, 2034		57,532	53,268
FRB Ser. 07-BC2, Class 2A3, 0.453s, 2037		466,000	233,000

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.888s, 2043 F	EUR	455,000	319,011
FRB Ser. 03-2, Class 3C, 3.369s, 2043 F	GBP	217,605	152,568

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,357	138,150
Ser. 94-4, Class B2, 8.6s, 2019		73,439	38,175
Ser. 99-5, Class A5, 7.86s, 2029		1,379,925	1,262,631
Ser. 95-4, Class B1, 7.3s, 2025		84,541	80,356
Ser. 97-6, Class M1, 7.21s, 2029		14,000	12,043
Ser. 93-3, Class B, 6.85s, 2018		2,324	2,096
Ser. 98-3, Class A6, 6.76s, 2030		211,276	223,551
Ser. 99-3, Class A7, 6.74s, 2031		298,681	298,681
Ser. 99-1, Class A6, 6.37s, 2025		12,735	13,181

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		760,406	777,991

GSAA Home Equity Trust FRB Ser. 05-11, Class 3A4,
0.463s, 2035		362,890	301,199

Lehman XS Trust FRB Ser. 07-3, Class 1BA1, 0.373s, 2037		3,751,347	1,594,322

Long Beach Mortgage Loan Trust FRB Ser. 06-4, Class 2A4,
0.473s, 2036		57,323	21,606

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.383s, 2037		605,512	345,142

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.413s, 2034		11,662	2,694

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.373s, 2036		59,135	31,562
FRB Ser. 06-2, Class A2C, 0.363s, 2036		74,000	42,490

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		165,361	157,351
Ser. 00-D, Class A4, 7.4s, 2030		305,604	208,288
Ser. 02-B, Class A4, 7.09s, 2032		112,860	115,337
Ser. 01-D, Class A4, 6.93s, 2031		1,076,932	886,787

ASSET-BACKED SECURITIES (5.5%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 98-A, Class M, 6.825s, 2028	$12,000	$11,237
Ser. 01-E, Class A4, 6.81s, 2031	9,354	8,378
Ser. 01-C, Class A2, 5.92s, 2017	89,422	49,182
Ser. 02-C, Class A1, 5.41s, 2032	362,568	348,065
Ser. 01-E, Class A2, 5.05s, 2031	214,638	172,783
Ser. 02-A, Class A2, 5.01s, 2020	102,973	95,201

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	41,119	39,885

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.423s, 2036	125,000	46,981

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.383s, 2036	59,000	46,744

Total asset-backed securities (cost $15,039,174)		$14,323,007

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$111,822

IL State G.O. Bonds
4.421s, 1/1/15	45,000	46,223
4.071s, 1/1/14	135,000	139,082

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	97,155

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	110,190

Total municipal bonds and notes (cost $490,704)		$504,472

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Aramark Corp. bank term loan FRN Ser. B, 2.182s, 2014	$7,147	$7,090

Aramark Corp. bank term loan FRN Ser. B2, 3.557s, 2016	15,770	15,773

Aramark Corp. bank term loan FRN Ser. C, 0.244s, 2014	576	571

Aramark Corp. bank term loan FRN Ser. C, 0.094s, 2016	1,037	1,037

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.303s, 2016	21,785	20,396

Charter Communications, Inc. bank term loan FRN Ser. C,
3.56s, 2016	23,263	23,238

Freescale Semiconductor, Inc. bank term loan FRN 4.493s, 2016	13,935	13,932

National Bedding Co., LLC bank term loan FRN Ser. B, 3.813s, 2013	9,550	9,550

NRG Energy, Inc. bank term loan FRN 3.557s, 2015	8,525	8,494

NRG Energy, Inc. bank term loan FRN 2.057s, 2013	1,525	1,532

NRG Energy, Inc. bank term loan FRN 2.057s, 2013	3	3

NRG Energy, Inc. bank term loan FRN Ser. B, 3.502s, 2015	10,118	10,186

Polypore, Inc. bank term loan FRN Ser. B, 2.22s, 2014	25,519	25,200

SunGard Data Systems, Inc. bank term loan FRN 1.979s, 2014	1,182	1,168

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.929s, 2016	24,490	24,565

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.786s, 2014	25,177	21,438

Univision Communications, Inc. bank term loan FRN 4.461s, 2017	26,405	25,836

West Corp. bank term loan FRN Ser. B2, 2.732s, 2013	5,434	5,409

West Corp. bank term loan FRN Ser. B5, 4.607s, 2016	13,216	13,324

Total senior loans (cost $220,509)		$228,742

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (0.1%)*	strike price		amount	Value

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.96% versus the three month USD-LIBOR-BBA
maturing June 3, 2021.	Jun-11/3.96		$16,758,500	$2,849

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.578% versus the six month
CHF-LIBOR-BBA maturing December 24, 2013.	Dec-11/1.578	CHF	5,730,000	16,518

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.602% versus the six month
CHF-LIBOR-BBA maturing December 22, 2013.	Dec-11/1.602	CHF	5,730,000	15,437

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.70175% versus the six month
CHF-LIBOR-BBA maturing January 23, 2014.	Jan-12/1.70175	CHF	5,730,000	16,718

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 3.55% versus the three month USD-LIBOR-BBA
maturing July 21, 2021.	Jul-11/3.55		$4,224,564	50,991

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 3.55% versus the three month USD-LIBOR-BBA
maturing July 21, 2021.	Jul-11/3.55		4,224,564	77,099

Option on an interest rate swap with UBS AG for
the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	CHF	5,730,000	16,054

Total purchased options outstanding (cost $382,313)				$195,666

SHORT-TERM INVESTMENTS (8.7%)*	Principal amount/shares			Value

Dexia Credit Local SA NY certificates of deposit, FRN,
Ser. YCD, 0.413s, 2013 M			$1,690,000	$1,690,000

Putnam Money Market Liquidity Fund 0.08% [e]			4,604,944	4,604,944

U.S. Treasury Bills with effective yields ranging from
0.24% to 0.26%, October 20, 2011 # ##			$2,620,000	2,617,484

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.24%, July 28, 2011 # ##			2,362,000	2,361,764

U.S. Treasury Bills with effective yields ranging from
0.20% to 0.27%, June 2, 2011 # ##			5,206,000	5,204,897

U.S. Treasury Bills with effective yields ranging from
0.20% to 0.24%, August 25, 2011 # ##			589,000	588,539

U.S. Treasury Bills with effective yields ranging from
0.14% to 0.18%, November 17, 2011 ##			5,483,000	5,478,126

Total short-term investments (cost $22,543,815)				$22,545,754

TOTAL INVESTMENTS

Total investments (cost $279,026,425)				$290,149,567

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $258,710,129.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

M The security’s effective maturity date is less than one year.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $94,750,834 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):
United States	60.4%	Netherlands	0.9%

Germany	13.2	Russia	0.8

United Kingdom	7.9	France	0.5

Supra-Nation	5.4	Japan	0.5

Italy	4.3	South Korea	0.5

Canada	1.4	Other	3.0

Argentina	1.2	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $208,953,926) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	5/24/11	$228,232	$218,740	$9,492

	Brazilian Real	Buy	5/24/11	171,854	167,494	4,360

	British Pound	Sell	5/24/11	1,714,039	1,653,604	(60,435)

	Canadian Dollar	Buy	5/24/11	269,443	263,375	6,068

	Chilean Peso	Sell	5/24/11	21,511	20,914	(597)

	Czech Koruna	Buy	5/24/11	447,532	438,088	9,444

	Euro	Sell	5/24/11	4,076,701	3,904,166	(172,535)

	Japanese Yen	Buy	5/24/11	1,392,912	1,383,586	9,326

	Mexican Peso	Sell	5/24/11	176,496	174,277	(2,219)

	Norwegian Krone	Buy	5/24/11	1,404,115	1,337,219	66,896

	Singapore Dollar	Buy	5/24/11	565,584	548,892	16,692

	South African Rand	Buy	5/24/11	379,791	371,048	8,743

	South Korean Won	Buy	5/24/11	1,428,013	1,402,761	25,252

	Swedish Krona	Sell	5/24/11	297,905	283,729	(14,176)

	Swiss Franc	Sell	5/24/11	190,938	178,693	(12,245)

	Taiwan Dollar	Buy	5/24/11	489,757	484,591	5,166

	Turkish Lira (New)	Sell	5/24/11	253,627	250,559	(3,068)

Barclays Bank PLC

	Australian Dollar	Buy	5/24/11	1,304,399	1,226,614	77,785

	Brazilian Real	Sell	5/24/11	21,386	21,300	(86)

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $208,953,926) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	British Pound	Buy	5/24/11	$333,452	$326,196	$7,256

	Canadian Dollar	Sell	5/24/11	559,490	547,021	(12,469)

	Chilean Peso	Buy	5/24/11	363,666	358,113	5,553

	Czech Koruna	Buy	5/24/11	3,320	3,288	32

	Euro	Buy	5/24/11	3,254,747	3,120,362	134,385

	Hungarian Forint	Buy	5/24/11	630,887	600,631	30,256

	Indian Rupee	Sell	5/24/11	683,468	677,675	(5,793)

	Japanese Yen	Buy	5/24/11	2,266,662	2,219,818	46,844

	Malaysian Ringgit	Buy	5/24/11	552,792	546,533	6,259

	Mexican Peso	Buy	5/24/11	444,478	432,012	12,466

	New Zealand Dollar	Sell	5/24/11	186,028	178,572	(7,456)

	Norwegian Krone	Buy	5/24/11	892,923	851,231	41,692

	Philippines Peso	Buy	5/24/11	280,328	277,194	3,134

	Polish Zloty	Sell	5/24/11	330,423	308,158	(22,265)

	Russian Ruble	Buy	5/24/11	378,504	380,850	(2,346)

	Singapore Dollar	Buy	5/24/11	655,636	636,226	19,410

	South Korean Won	Buy	5/24/11	1,497,222	1,480,797	16,425

	Swedish Krona	Buy	5/24/11	455,034	449,503	5,531

	Swiss Franc	Sell	5/24/11	943,343	883,351	(59,992)

	Taiwan Dollar	Buy	5/24/11	278,627	275,820	2,807

	Thai Baht	Buy	5/24/11	274,347	271,605	2,742

	Turkish Lira (New)	Sell	5/24/11	45,244	44,747	(497)

Citibank, N.A.

	Australian Dollar	Buy	5/24/11	2,196,100	2,110,888	85,212

	Brazilian Real	Buy	5/24/11	3,501	3,404	97

	British Pound	Buy	5/24/11	2,130,687	2,057,360	73,327

	Canadian Dollar	Sell	5/24/11	398,986	388,453	(10,533)

	Chilean Peso	Sell	5/24/11	114,184	110,969	(3,215)

	Czech Koruna	Sell	5/24/11	147,297	141,554	(5,743)

	Danish Krone	Buy	5/24/11	1,000,991	967,330	33,661

	Euro	Buy	5/24/11	6,006,505	5,759,317	247,188

	Hungarian Forint	Buy	5/24/11	355,652	338,686	16,966

	Japanese Yen	Buy	5/24/11	159,837	154,441	5,396

	Mexican Peso	Buy	5/24/11	693,080	675,501	17,579

	New Zealand Dollar	Buy	5/24/11	6,794	6,523	271

	Norwegian Krone	Buy	5/24/11	455,469	434,002	21,467

	Polish Zloty	Sell	5/24/11	78,459	73,191	(5,268)

	Singapore Dollar	Buy	5/24/11	187,220	181,703	5,517

	South African Rand	Buy	5/24/11	592,635	575,192	17,443

	South Korean Won	Buy	5/24/11	918,835	903,366	15,469

	Swedish Krona	Buy	5/24/11	52,121	49,664	2,457

	Swiss Franc	Buy	5/24/11	2,155,898	2,018,447	137,451

	Taiwan Dollar	Buy	5/24/11	2,308	2,280	28

	Turkish Lira (New)	Buy	5/24/11	128,519	127,141	1,378

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $208,953,926) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Australian Dollar	Buy	5/24/11	$625,394	$608,371	$17,023

	Brazilian Real	Sell	5/24/11	36,980	36,865	(115)

	British Pound	Sell	5/24/11	2,001,549	1,943,259	(58,290)

	Canadian Dollar	Sell	5/24/11	301,564	296,605	(4,959)

	Czech Koruna	Sell	5/24/11	22,143	20,927	(1,216)

	Euro	Sell	5/24/11	1,885,615	1,808,332	(77,283)

	Indian Rupee	Sell	5/24/11	395,903	394,275	(1,628)

	Japanese Yen	Buy	5/24/11	19,023,826	18,383,355	640,471

	Malaysian Ringgit	Buy	5/24/11	807,918	791,867	16,051

	Mexican Peso	Buy	5/24/11	363,555	353,930	9,625

	Norwegian Krone	Buy	5/24/11	1,104,091	1,051,126	52,965

	Polish Zloty	Sell	5/24/11	386,373	360,211	(26,162)

	Singapore Dollar	Buy	5/24/11	200,960	199,624	1,336

	South African Rand	Buy	5/24/11	452,588	442,713	9,875

	South Korean Won	Buy	5/24/11	870,940	855,329	15,611

	Swedish Krona	Buy	5/24/11	76,673	73,081	3,592

	Swiss Franc	Sell	5/24/11	1,430,009	1,338,260	(91,749)

	Taiwan Dollar	Buy	5/24/11	349,038	346,840	2,198

	Turkish Lira (New)	Sell	5/24/11	256,578	256,464	(114)

Deutsche Bank AG

	Australian Dollar	Buy	5/24/11	1,325,953	1,268,910	57,043

	Brazilian Real	Buy	5/24/11	153,969	149,830	4,139

	British Pound	Sell	5/24/11	2,453,949	2,389,752	(64,197)

	Canadian Dollar	Sell	5/24/11	1,811,289	1,770,319	(40,970)

	Chilean Peso	Buy	5/24/11	120,071	116,838	3,233

	Czech Koruna	Sell	5/24/11	186,440	176,063	(10,377)

	Euro	Buy	5/24/11	1,585,927	1,519,797	66,130

	Hungarian Forint	Buy	5/24/11	746,920	709,321	37,599

	Malaysian Ringgit	Buy	5/24/11	981,744	962,525	19,219

	Mexican Peso	Buy	5/24/11	217,661	211,479	6,182

	New Zealand Dollar	Sell	5/24/11	217,329	208,834	(8,495)

	Norwegian Krone	Buy	5/24/11	1,757,517	1,671,477	86,040

	Philippines Peso	Buy	5/24/11	277,964	274,673	3,291

	Polish Zloty	Buy	5/24/11	559,578	521,376	38,202

	Singapore Dollar	Buy	5/24/11	174,542	169,315	5,227

	South Korean Won	Buy	5/24/11	959,038	941,673	17,365

	Swedish Krona	Sell	5/24/11	503,591	479,458	(24,133)

	Swiss Franc	Sell	5/24/11	1,024,859	959,333	(65,526)

	Taiwan Dollar	Buy	5/24/11	245,753	244,121	1,632

	Turkish Lira (New)	Sell	5/24/11	92,848	92,248	(600)

Goldman Sachs International

	Australian Dollar	Buy	5/24/11	2,027,716	1,933,383	94,333

	British Pound	Buy	5/24/11	419,823	405,390	14,433

	Canadian Dollar	Buy	5/24/11	428,678	419,025	9,653

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $208,953,926) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Chilean Peso	Sell	5/24/11	$9,063	$8,816	$(247)

	Euro	Buy	5/24/11	4,387,658	4,207,932	179,726

	Hungarian Forint	Buy	5/24/11	863,511	830,680	32,831

	Japanese Yen	Sell	5/24/11	269,944	258,634	(11,310)

	Norwegian Krone	Buy	5/24/11	37,651	35,844	1,807

	Polish Zloty	Sell	5/24/11	211,623	197,571	(14,052)

	South African Rand	Buy	5/24/11	423,135	416,452	6,683

	Swedish Krona	Buy	5/24/11	410,870	406,292	4,578

	Swiss Franc	Sell	5/24/11	1,039,333	972,212	(67,121)

HSBC Bank USA, National Association

	Australian Dollar	Buy	5/24/11	3,559,932	3,376,055	183,877

	British Pound	Sell	5/24/11	4,794,998	4,654,076	(140,922)

	Euro	Buy	5/24/11	3,825,206	3,666,966	158,240

	Indian Rupee	Sell	5/24/11	292,046	291,142	(904)

	Japanese Yen	Buy	5/24/11	1,350,752	1,304,547	46,205

	Norwegian Krone	Sell	5/24/11	394,675	375,721	(18,954)

	Philippines Peso	Buy	5/24/11	277,964	274,984	2,980

	Singapore Dollar	Buy	5/24/11	794,354	770,867	23,487

	South Korean Won	Buy	5/24/11	1,170,551	1,151,671	18,880

	Swiss Franc	Sell	5/24/11	913,700	855,569	(58,131)

	Taiwan Dollar	Buy	5/24/11	3,880	3,823	57

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	5/24/11	1,347,945	1,283,344	64,601

	Brazilian Real	Buy	5/24/11	209,153	203,430	5,723

	British Pound	Sell	5/24/11	2,875,943	2,777,175	(98,768)

	Canadian Dollar	Sell	5/24/11	126,342	124,156	(2,186)

	Chilean Peso	Buy	5/24/11	323,944	318,283	5,661

	Czech Koruna	Buy	5/24/11	292,944	276,185	16,759

	Euro	Buy	5/24/11	5,095,728	4,887,368	208,360

	Hungarian Forint	Buy	5/24/11	311,905	297,153	14,752

	Japanese Yen	Buy	5/24/11	2,211,663	2,137,230	74,433

	Malaysian Ringgit	Buy	5/24/11	541,702	530,957	10,745

	Mexican Peso	Buy	5/24/11	186,503	181,421	5,082

	New Zealand Dollar	Sell	5/24/11	190,638	182,946	(7,692)

	Norwegian Krone	Buy	5/24/11	1,340,004	1,336,574	3,430

	Peruvian New Sol	Sell	5/24/11	325,809	327,210	1,401

	Polish Zloty	Buy	5/24/11	42,604	40,511	2,093

	Singapore Dollar	Buy	5/24/11	1,011,591	982,024	29,567

	South African Rand	Buy	5/24/11	233,847	228,395	5,452

	South Korean Won	Buy	5/24/11	1,929,575	1,895,790	33,785

	Swedish Krona	Buy	5/24/11	349,067	345,211	3,856

	Swiss Franc	Sell	5/24/11	999,154	935,352	(63,802)

	Taiwan Dollar	Buy	5/24/11	157,298	155,605	1,693

	Thai Baht	Buy	5/24/11	279,693	277,054	2,639

	Turkish Lira (New)	Buy	5/24/11	20,589	20,367	222

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $208,953,926) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	5/24/11	$2,084,829	$1,982,986	$101,843

	Brazilian Real	Buy	5/24/11	207,371	201,959	5,412

	British Pound	Sell	5/24/11	18,879,819	18,239,613	(640,206)

	Canadian Dollar	Sell	5/24/11	3,582,848	3,500,903	(81,945)

	Chilean Peso	Buy	5/24/11	398,588	393,004	5,584

	Czech Koruna	Sell	5/24/11	121,196	114,435	(6,761)

	Euro	Buy	5/24/11	1,684,538	1,614,358	70,180

	Hungarian Forint	Buy	5/24/11	466,195	443,388	22,807

	Indian Rupee	Sell	5/24/11	589,638	584,823	(4,815)

	Japanese Yen	Buy	5/24/11	739,169	727,736	11,433

	Malaysian Ringgit	Buy	5/24/11	807,918	792,153	15,765

	Mexican Peso	Buy	5/24/11	732,318	712,953	19,365

	New Zealand Dollar	Buy	5/24/11	728	719	9

	Norwegian Krone	Buy	5/24/11	227,944	216,817	11,127

	Polish Zloty	Sell	5/24/11	235,639	231,877	(3,762)

	Russian Ruble	Buy	5/24/11	378,504	379,806	(1,302)

	Singapore Dollar	Buy	5/24/11	375,421	364,349	11,072

	South African Rand	Buy	5/24/11	661,664	646,276	15,388

	South Korean Won	Buy	5/24/11	920,711	904,393	16,318

	Swedish Krona	Sell	5/24/11	590,543	566,080	(24,463)

	Swiss Franc	Sell	5/24/11	974,490	943,445	(31,045)

	Taiwan Dollar	Buy	5/24/11	233,299	232,687	612

	Turkish Lira (New)	Sell	5/24/11	255,332	254,003	(1,329)

State Street Bank and Trust Co.

	Australian Dollar	Buy	5/24/11	46,609	45,814	795

	Brazilian Real	Buy	5/24/11	209,216	203,459	5,757

	British Pound	Sell	5/24/11	1,587,073	1,532,424	(54,649)

	Canadian Dollar	Sell	5/24/11	1,619,298	1,583,030	(36,268)

	Euro	Buy	5/24/11	3,623,388	3,474,757	148,631

	Hungarian Forint	Buy	5/24/11	948,841	903,164	45,677

	Japanese Yen	Buy	5/24/11	58,880	56,884	1,996

	Malaysian Ringgit	Buy	5/24/11	827,199	811,953	15,246

	Mexican Peso	Buy	5/24/11	67,141	66,844	297

	Norwegian Krone	Sell	5/24/11	36,488	35,101	(1,387)

	Philippines Peso	Buy	5/24/11	277,964	275,009	2,955

	Polish Zloty	Sell	5/24/11	586,007	562,696	(23,311)

	Singapore Dollar	Buy	5/24/11	227,624	220,908	6,716

	South African Rand	Buy	5/24/11	371,539	363,530	8,009

	Swedish Krona	Buy	5/24/11	752,445	717,544	34,901

	Swiss Franc	Sell	5/24/11	1,612,726	1,563,398	(49,328)

	Taiwan Dollar	Buy	5/24/11	158,049	155,355	2,694

	Thai Baht	Buy	5/24/11	442,365	438,452	3,913

FORWARD CURRENCY CONTRACTS at 4/30/11 (aggregate face value $208,953,926) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	Australian Dollar	Buy	5/24/11	$1,729,789	$1,630,169	$99,620

	Brazilian Real	Buy	5/24/11	374,642	364,639	10,003

	British Pound	Sell	5/24/11	2,049,162	2,003,428	(45,734)

	Canadian Dollar	Buy	5/24/11	332,735	329,704	3,031

	Czech Koruna	Sell	5/24/11	46,943	44,319	(2,624)

	Euro	Buy	5/24/11	431,959	414,217	17,742

	Hungarian Forint	Buy	5/24/11	885,278	849,738	35,540

	Indian Rupee	Sell	5/24/11	1,019,775	1,012,262	(7,513)

	Japanese Yen	Buy	5/24/11	1,606,404	1,580,700	25,704

	Mexican Peso	Buy	5/24/11	1,040,752	1,012,240	28,512

	New Zealand Dollar	Sell	5/24/11	385,320	369,963	(15,357)

	Norwegian Krone	Buy	5/24/11	656,019	624,617	31,402

	Polish Zloty	Sell	5/24/11	284,577	273,379	(11,198)

	Russian Ruble	Buy	5/24/11	378,504	379,737	(1,233)

	Singapore Dollar	Buy	5/24/11	589,631	572,002	17,629

	South African Rand	Buy	5/24/11	1,284,208	1,255,535	28,673

	South Korean Won	Buy	5/24/11	1,099,507	1,079,557	19,950

	Swedish Krona	Buy	5/24/11	297,029	287,425	9,604

	Swiss Franc	Sell	5/24/11	1,059,596	1,021,967	(37,629)

	Taiwan Dollar	Sell	5/24/11	5,350	5,268	(82)

	Thai Baht	Buy	5/24/11	655,147	649,029	6,118

	Turkish Lira (New)	Sell	5/24/11	656	655	(1)

Westpac Banking Corp.

	Australian Dollar	Buy	5/24/11	1,977,715	1,883,756	93,959

	British Pound	Sell	5/24/11	117,945	113,895	(4,050)

	Canadian Dollar	Sell	5/24/11	3,433,017	3,357,411	(75,606)

	Euro	Buy	5/24/11	2,048,375	1,963,216	85,159

	Japanese Yen	Sell	5/24/11	272,350	258,644	(13,706)

	New Zealand Dollar	Sell	5/24/11	304,924	293,921	(11,003)

	Norwegian Krone	Buy	5/24/11	81,631	77,757	3,874

	Swedish Krona	Buy	5/24/11	47,496	47,481	15

	Swiss Franc	Sell	5/24/11	960,364	899,276	(61,088)

Total						$2,129,797

FUTURES CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	8	$829,935	Jun-11	$(22,464)

Canadian Government Bond
10 yr (Short)	14	1,799,672	Jun-11	(8,418)

Euro-Bobl 5 yr (Short)	53	9,062,330	Jun-11	(52,884)

Euro-Bund 10 yr (Long)	73	13,313,926	Jun-11	191,771

Euro-Dollar 90 day (Short)	111	27,511,350	Jun-12	(28,027)

Euro-Schatz 2 yr (Short)	79	12,577,890	Jun-11	(15,441)

Euro-Swiss Franc 3 Month (Short)	16	4,566,599	Dec-12	(2,723)

Euro-Swiss Franc 3 Month (Short)	16	4,582,344	Jun-12	(2,057)

Euro-Swiss Franc 3 Month (Short)	16	4,591,606	Mar-12	(494)

Euro-Swiss Franc 3 Month (Short)	16	4,601,331	Dec-11	(754)

Euro-Swiss Franc 3 Month (Short)	16	4,610,130	Sep-11	201

Japanese Government Bond
10 yr (Long)	14	24,170,365	Jun-11	129,360

Japanese Government Bond
10 yr Mini (Long)	28	4,834,763	Jun-11	35,192

U.K. Gilt 10 yr (Long)	23	4,579,952	Jun-11	58,222

U.S. Treasury Bond 30 yr (Long)	84	10,573,500	Jun-11	437,301

U.S. Treasury Bond 20 yr (Long)	40	4,895,000	Jun-11	98,018

U.S. Treasury Note 10 yr (Short)	40	4,845,625	Jun-11	(22,435)

U.S. Treasury Note 5 yr (Long)	5	592,344	Jun-11	8,874

Total				$803,242

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $12,248,326) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$4,890,000	Aug-11/4.475	$409,586

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,486,000	Aug-11/4.55	404,772

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	6,125,000	Aug-11/4.70	636,633

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,651,000	Aug-11/4.765	613,529

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,890,000	Aug-11/4.475	4,646

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $12,248,326) (Unaudited) cont.

	Contract		Expiration date/
	amount		strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$4,486,000		Aug-11/4.55	$2,961

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	6,125,000		Aug-11/4.70	1,409

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,651,000		Aug-11/4.765	1,413

Option on an interest rate swap with Barclays Bank PLC for
the obligation to pay a fixed rate of 5.36% versus the three
month USD-LIBOR-BBA maturing February 13, 2025.	1,011,340		Feb-15/5.36	86,581

Option on an interest rate swap with Barclays Bank PLC for
the obligation to receive a fixed rate of 5.36% versus the three
month USD-LIBOR-BBA maturing February 13, 2025.	1,011,340		Feb-15/5.36	46,289

Option on an interest rate swap with Citibank, N.A. for the
obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	8,972,000		Aug-11/4.49	764,504

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000		Jul-11/4.52	625,472

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	3,454,500		Jul-11/4.5475	320,854

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	8,972,000		Aug-11/4.49	7,536

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000		Jul-11/4.52	1,658

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	3,454,500		Jul-11/4.5475	725

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
0.578% versus the six month CHF-LIBOR-BBA
maturing December 24, 2013.	CHF	5,730,000	Dec-11/0.578	830

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
0.602% versus the six month CHF-LIBOR-BBA
maturing December 22, 2013.	CHF	5,730,000	Dec-11/0.602	982

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.70175% versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	CHF	5,730,000	Jan-12/0.70175	2,076

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	$4,482,500		Sep-15/4.04	162,557

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $12,248,326) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	$5,252,000	Aug-15/4.375	$409,078

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	5,252,000	Aug-15/4.46	434,445

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	7,367,000	Jul-11/4.46	629,142

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.525	670,102

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	11,050,500	Jul-11/4.745	1,207,599

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	599,600	Apr-12/4.8675	57,292

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	2,765,900	Feb-15/5.27	225,200

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	3,954,500	May-12/5.51	558,534

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	4,482,500	Sep-15/4.04	451,316

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,252,000	Aug-15/4.375	774,049

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	5,252,000	Aug-15/4.46	730,028

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.46	2,431

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.525	1,694

WRITTEN OPTIONS OUTSTANDING at 4/30/11 (premiums received $12,248,326) (Unaudited) cont.

	Contract		Expiration date/
	amount		strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	$11,050,500		Jul-11/4.745	$1,216

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	599,600		Apr-12/4.8675	5,276

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	2,765,900		Feb-15/5.27	133,054

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	3,954,500		May-12/5.51	16,913

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF	5,730,000	Jan-12/0.722	2,334

Total				$10,404,716

TBA SALE COMMITMENTS OUTSTANDING at 4/30/11 (proceeds receivable $25,037,614) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
May 1, 2041	$19,677,000	5/12/11	$20,245,786

Federal National Mortgage Association, 4 1/2s,
April 1, 2041	2,000,000	4/13/11	2,060,156

Federal National Mortgage Association, 4s,
May 1, 2041	3,000,000	5/12/11	2,985,938

Total			$25,291,880

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$34,327,200	$(20,833)	4/12/13	0.97%	3 month USD-
					LIBOR-BBA	$(181,189)

	30,907,300	(46,272)	2/7/15	1.891%	3 month USD-
					LIBOR-BBA	(453,831)

AUD	1,080,000	—	4/18/21	6.1%	6 month AUD-
					BBR-BBSW	(13,104)

GBP	5,830,000	—	2/3/13	1.875%	6 month GBP-
					LIBOR-BBA	(73,652)

GBP	2,610,000	—	2/3/16	3.0625%	6 month GBP-
					LIBOR-BBA	(92,450)

GBP	1,840,000	—	2/3/21	3.9225%	6 month GBP-
					LIBOR-BBA	(99,549)

GBP	3,790,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.87%	68,085

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
	$39,622,300	$46,932	3/30/16	3 month USD-
				LIBOR-BBA	2.39%	$635,131

	3,727,700	(4,923)	3/30/31	4.17%	3 month USD-
					LIBOR-BBA	(92,702)

	49,508,800	11,454	4/1/13	1%	3 month USD-
					LIBOR-BBA	(265,329)

	6,900,000	—	5/4/16	2.17%	3 month USD-
					LIBOR-BBA	(5,175)

AUD	7,050,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	42,275

AUD	5,360,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	(26,540)

AUD	1,660,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(15,712)

EUR	2,350,000	—	3/1/21	6 month EUR-
				EURIBOR-
				REUTERS	3.425%	(16,332)

EUR	8,973,000	—	2/9/21	3.53%	6 month EUR-
					EURIBOR-
					REUTERS	(74,373)

GBP	7,130,000	—	4/6/16	6 month GBP-
				LIBOR-BBA	3.05%	183,352

GBP	2,420,000	—	4/6/31	4.2375%	6 month GBP-
					LIBOR-BBA	(122,158)

GBP	2,880,000	—	1/18/21	3.7875%	6 month GBP-
					LIBOR-BBA	(107,280)

GBP	3,500,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	59,658

GBP	8,160,000	—	2/3/13	1.895%	6 month GBP-
					LIBOR-BBA	(108,491)

GBP	1,340,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.95%	77,813

Citibank, N.A.
	$17,979,100	(10,922)	2/3/13	0.8%	3 month USD-
					LIBOR-BBA	(75,650)

GBP	7,130,000	—	4/5/16	6 month GBP-
				LIBOR-BBA	3.075%	198,347

GBP	2,420,000	—	4/5/31	4.21075%	6 month GBP-
					LIBOR-BBA	(107,292)

GBP	13,900,000	—	8/3/15	2.9225%	6 month GBP-
					LIBOR-BBA	(459,752)

GBP	4,120,000	—	8/3/20	6 month GBP-
				LIBOR-BBA	3.885%	224,304

GBP	17,380,000	—	8/3/12	6 month GBP-
				LIBOR-BBA	1.61%	136,417

SEK	8,270,000	—	11/23/20	3.25%	3 month SEK-
					STIBOR-SIDE	41,297

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
SEK	8,290,000	$—	3/24/21	3 month SEK-
				STIBOR-SIDE	3.8025%	$8,019

SEK	5,700,000	—	4/15/21	3.93%	3 month SEK-
					STIBOR-SIDE	(14,801)

SEK	5,840,000	—	2/4/21	3.79%	3 month SEK-
					STIBOR-SIDE	(7,072)

SEK	8,270,000	—	11/23/20	3 month SEK-
				STIBOR-SIDE	3.75%	3,946

Credit Suisse International
	$40,766,500	(54,333)	3/14/16	3 month USD-
				LIBOR-BBA	2.35%	537,816

	69,346,300	(137,913)	3/14/20	3 month USD-
				LIBOR-BBA	3.42%	1,421,846

	5,668,300	12,994	3/14/41	4.36%	3 month USD-
					LIBOR-BBA	(208,747)

	9,300,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	(10,788)

	25,798,000	(3,221)	2/24/14	1.53%	3 month USD-
					LIBOR-BBA	(313,380)

	16,862,100	(3,450)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(301,129)

	1,637,800	479	2/24/26	4.16%	3 month USD-
					LIBOR-BBA	(73,040)

	57,874,100	4,462	4/19/13	0.89%	3 month USD-
					LIBOR-BBA	(159,616)

	1,115,000	—	5/4/21	3.377%	3 month USD-
					LIBOR-BBA	—

	1,192,000	—	5/4/21	3.379%	3 month USD-
					LIBOR-BBA	—

CHF	7,640,000	—	1/28/13	0.675%	6 month CHF-
					LIBOR-BBA	6,614

CHF	2,340,000	—	3/22/16	1.5075%	6 month CHF-
					LIBOR-BBA	21,504

CHF	2,100,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	6,931

CHF	11,610,000	—	2/9/13	0.6875%	6 month CHF-
					LIBOR-BBA	13,706

CHF	1,740,000	—	4/28/16	6 month CHF-
				LIBOR-BBA	1.69%	(3,063)

CHF	8,430,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(212,809)

EUR	1,175,000	—	3/4/21	3.46%	6 month EUR-
					EURIBOR-
					REUTERS	3,340

EUR	980,000	—	4/19/21	3.691%	6 month EUR-
					EURIBOR-
					REUTERS	(19,855)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
GBP	4,180,000	$—	2/3/16	3.065%	6 month GBP-
					LIBOR-BBA	$(148,871)

GBP	2,310,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93%	127,477

GBP	1,180,000	—	3/3/21	3.87375%	6 month GBP-
					LIBOR-BBA	(50,278)

MXN	16,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	(50,434)

SEK	5,840,000	—	2/7/21	3.82%	3 month SEK-
					STIBOR-SIDE	(9,354)

SEK	5,760,000	—	3/29/21	3 month SEK-
				STIBOR-SIDE	3.81125%	6,232

SEK	4,570,000	—	4/4/21	3.815%	3 month SEK-
					STIBOR-SIDE	(4,944)

SEK	10,270,000	—	3/4/21	3 month SEK-
				STIBOR-SIDE	3.78%	8,080

Deutsche Bank AG
	$55,681,600	130,440	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	(859,232)

	41,540,600	—	1/14/13	0.85625%	3 month USD-
					LIBOR-BBA	(255,574)

	54,354,100	(36,336)	4/21/13	0.81%	3 month USD-
					LIBOR-BBA	(97,428)

EUR	8,570,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	109,489

KRW	1,432,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(935)

KRW	1,420,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(929)

MXN	16,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	(44,567)

Goldman Sachs International
	$3,129,600	—	2/28/41	3 month USD-
				LIBOR-BBA	4.31%	99,985

	10,467,600 E	—	3/19/13	1.09375%	3 month USD-
					LIBOR-BBA	(6,385)

	6,389,100	—	4/4/16	3 month USD-
				LIBOR-BBA	2.415%	99,440

	1,870,800	—	4/20/41	3 month USD-
				LIBOR-BBA	4.2525%	30,205

	11,507,400	(50,652)	5/3/21	3.39%	3 month USD-
					LIBOR-BBA	(69,639)

CHF	8,740,000	—	12/15/12	0.538%	6 month CHF-
					LIBOR-BBA	19,230

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	1,175,000	$—	3/2/21	3.4325%	6 month EUR-
					EURIBOR-
					REUTERS	$7,180

GBP	1,510,000	—	1/21/21	3.81%	6 month GBP-
					LIBOR-BBA	(60,487)

KRW	1,372,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(59)

SEK	5,800,000	—	12/10/20	3.5775%	3 month SEK-
					STIBOR-SIDE	3,645

SEK	10,270,000	—	3/2/21	3 month SEK-
				STIBOR-SIDE	3.7575%	5,209

JPMorgan Chase Bank, N.A.
	$20,524,700	(3,480)	2/16/13	1.04%	3 month USD-
					LIBOR-BBA	(166,246)

	2,959,300	(9,395)	3/11/26	3 month USD-
				LIBOR-BBA	4.12%	103,751

	18,700,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(24,104)

	13,700,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(19,344)

	3,278,000	—	3/25/16	2.27%	3 month USD-
					LIBOR-BBA	(30,759)

	12,699,100	(25,443)	3/31/41	4.28%	3 month USD-
					LIBOR-BBA	(320,331)

	11,235,000	(70,655)	4/15/41	4.33%	3 month USD-
					LIBOR-BBA	(411,535)

	6,200,000	—	5/4/21	3 month USD-
				LIBOR-BBA	3.38%	4,278

CAD	1,060,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	32,949

EUR	17,270,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	(418,127)

EUR	7,130,000	—	5/31/20	6 month EUR-
				EURIBOR-
				REUTERS	2.949%	(224,597)

GBP	1,340,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93105%	74,155

JPY	901,000,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	109,279

JPY	149,300,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	52,000

JPY	230,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(47,102)

JPY	369,130,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(40,570)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
JPY	368,110,000	$—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	$16,644

JPY	89,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	(10,671)

JPY	120,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	20,361

MXN	2,330,000 E	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	(6,074)

MXN	7,040,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	(29,363)

UBS, AG
AUD	1,190,000 E	—	4/11/21	6 month AUD-
				BBR-BBSW	6.65%	14,844

AUD	1,190,000 E	—	4/12/21	6 month AUD-
				BBR-BBSW	6.61%	13,199

CHF	11,810,000	—	2/11/13	0.6975%	6 month CHF-
					LIBOR-BBA	11,500

CHF	11,810,000	—	4/19/13	6 month CHF-
				LIBOR-BBA	0.9325%	15,690

Total						$(2,447,577)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$120,791	$(94)	1/12/39	(5.50%) 1 month	Synthetic TRS	$1,030
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

121,816	(57)	1/12/40	5.00% (1 month	Synthetic TRS	(805)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

120,791	(94)	1/12/39	(5.50%) 1 month	Synthetic TRS	1,030
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

121,816	(171)	1/12/40	5.00% (1 month	Synthetic TRS	(919)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,062,057	6,306	1/12/34	(5.50%) 1 month	Synthetic TRS	762
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A. cont.
$1,559,668	$(7,798)	1/12/40	(4.50%) 1 month	Synthetic TRS	$7,631
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

Barclays Bank PLC
295,404	—	1/12/40	5.00% (1 month	Synthetic TRS	(1,814)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

112,925	—	1/12/40	4.50% (1 month	Synthetic TRS	(1,006)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

918,190	—	1/12/40	5.00% (1 month	Synthetic TRS	(5,639)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

524,571	—	1/12/40	5.00% (1 month	Synthetic TRS	(3,222)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

803,987	—	1/12/40	5.00% (1 month	Synthetic TRS	(4,937)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,645,697	—	1/12/40	5.00% (1 month	Synthetic TRS	(16,247)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,096,587	—	1/12/41	4.50% (1 month	Synthetic TRS	(9,939)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,344,412	—	1/12/40	4.50% (1 month	Synthetic TRS	(20,877)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

238,942	—	1/12/40	4.50% (1 month	Synthetic TRS	(2,128)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

136,436	—	1/12/41	5.00% (1 month	Synthetic TRS	(1,073)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,040,000	—	4/7/16	(2.63%)	USA Non Revised	5,092
				Consumer Price
				Index - Urban (CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$120,791	$(170)	1/12/39	(5.50%) 1 month	Synthetic TRS	$955
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

120,791	(170)	1/12/39	(5.50%) 1 month	Synthetic TRS	955
			USD-LIBOR	Index 5.50% 30
				30 year Fannie Mae
				pools

121,816	(95)	1/12/40	5.00% (1 month	Synthetic TRS	(843)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

290,612	(409)	1/12/39	(5.50%) 1 month	Synthetic TRS	2,297
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

291,313	(182)	1/12/40	4.50% (1 month	Synthetic TRS	(2,776)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

48,584	(46)	1/12/39	(5.50%) 1 month	Synthetic TRS	407
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

52,406	16	1/12/41	(5.00%) 1 month	Synthetic TRS	436
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

51,772	(49)	1/12/40	5.00% (1 month	Synthetic TRS	(374)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,529,125	25,486	1/12/34	(5.50%) 1 month	Synthetic TRS	2,482
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

2,107,421	13,171	1/12/40	5.00% (1 month	Synthetic TRS	(1,797)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

904,486	—	1/12/40	5.00% (1 month	Synthetic TRS	(5,555)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,289,730	—	1/12/40	5.00% (1 month	Synthetic TRS	(7,920)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$812,566	$—	1/12/40	4.50% (1 month	Synthetic TRS	$(7,236)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,363,232	(12,924)	1/12/40	(4.50%) 1 month	Synthetic TRS	10,455
				USD-LIBOR	Index 4.50%
					30 year Fannie Mae
					pools

	1,766,111	(28,975)	1/12/41	4.50% (1 month	Synthetic MBX	1
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,919,717	(31,496)	1/12/40	4.50% (1 month	Synthetic MBX	—
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,148,185	—	1/12/39	5.50% (1 month	Synthetic TRS	(10,690)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
	117,671	(92)	1/12/39	(5.50%) 1 month	Synthetic TRS	1,004
				USD-LIBOR	Index 5.50%
					30 year Fannie Mae
					pools

	122,744	(153)	1/12/40	4.50% (1 month	Synthetic TRS	(1,246)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	3,840,258	13,801	1/12/40	5.00% (1 month	Synthetic TRS	(14,002)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

GBP	2,020,000	—	5/18/13	(3.38%)	GBP Non-revised	87,644
					UK Retail Price
					Index

Credit Suisse International
	$2,764,563	(25,054)	1/12/34	5.50% (1 month	Synthetic TRS	(10,622)
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	121,816	(247)	1/12/40	5.00% (1 month	Synthetic TRS	(996)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	120,791	19	1/12/39	(5.50%) 1 month	Synthetic TRS	1,143
				USD-LIBOR	Index 5.50%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$2,764,563	$(23,326)	1/12/34	5.50% (1 month	Synthetic TRS	$(8,894)
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

1,096,587	343	1/12/41	(4.50%) 1 month	Synthetic TRS	10,589
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
1,010,000	—	7/28/11	(0.685%)	USA Non Revised	26,551
				Consumer Price
				Index - Urban
				(CPI-U)

1,010,000	—	7/29/11	(0.76%)	USA Non Revised	25,889
				Consumer Price
				Index - Urban (CPI-U)

1,010,000	—	7/30/11	(0.73%)	USA Non Revised	26,287
				Consumer Price
				Index - Urban (CPI-U)

1,170,000	—	3/1/16	2.47%	USA Non Revised	(14,259)
				Consumer Price
				Index - Urban (CPI-U)

877,500	—	3/3/16	2.45%	USA Non Revised	(11,478)
				Consumer Price
				Index - Urban (CPI-U)

1,062,057	(4,149)	1/12/34	5.50% (1 month	Synthetic TRS	1,396
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

87,362	(123)	1/12/39	(5.50%) 1 month	Synthetic TRS	704
			USD-LIBOR	Index 5.50%
				30 year Fannie Mae
				pools

4,094,455	4,478	1/12/40	(5.00%) 1 month	Synthetic TRS	30,186
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

Total					$77,632

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/11 (Unaudited)

	Upfront			Fixed payments
	premium		Termi-	received
Swap counterparty /	received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	(paid)**	amount	date	per annum	appreciation

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	$(4,451)	$500,000	12/20/19	(100 bp)	$41,161

Total					$41,161

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$13,851,428	$471,579

Corporate bonds and notes	—	78,798,220	—

Foreign government bonds and notes	—	80,621,872	—

Mortgage-backed securities	—	65,782,607	20,854

Municipal bonds and notes	—	504,472	—

Purchased options outstanding	—	195,666	—

Senior loans	—	228,742	—

U.S. Government agency mortgage obligations	—	27,128,373	—

Short-term investments	4,604,944	17,940,810	—

Totals by level	$4,604,944	$285,052,190	$492,433

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,129,797	$—

Futures contracts	803,242	—	—

Written options	—	(10,404,716)	—

TBA sale commitments	—	(25,291,880)	—

Interest rate swap contracts	—	(2,176,510)	—

Total return swap contracts	—	149,886	—

Credit default contracts	—	45,612	—

Totals by level	$803,242	$(35,547,811)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $274,421,481)	$285,544,623
Affiliated issuers (identified cost $4,604,944) (Note 6)	4,604,944

Cash	102,811

Foreign currency (cost $368) (Note 1)	368

Interest and other receivables	3,388,407

Receivable for shares of the fund sold	6,646,299

Receivable for investments sold	8,009,318

Receivable for sales of delayed delivery securities (Note 1)	30,078,103

Unrealized appreciation on swap contracts (Note 1)	4,961,310

Receivable for variation margin (Note 1)	70,039

Unrealized appreciation on forward currency contracts (Note 1)	4,738,033

Premium paid on swap contracts (Note 1)	618,153

Total assets	348,762,408

LIABILITIES

Payable for investments purchased	13,140,306

Payable for purchases of delayed delivery securities (Note 1)	30,351,455

Payable for shares of the fund repurchased	228,141

Payable for compensation of Manager (Note 2)	123,663

Payable for investor servicing fees (Note 2)	27,632

Payable for custodian fees (Note 2)	46,681

Payable for Trustee compensation and expenses (Note 2)	94,635

Payable for administrative services (Note 2)	802

Payable for distribution fees (Note 2)	64,169

Unrealized depreciation on forward currency contracts (Note 1)	2,608,236

Written options outstanding, at value (premiums received $12,248,326) (Notes 1 and 3)	10,404,716

Premium received on swap contracts (Note 1)	270,381

Unrealized depreciation on swap contracts (Note 1)	7,290,094

TBA sale commitments, at value (proceeds receivable $25,037,614) (Note 1)	25,291,880

Other accrued expenses	109,488

Total liabilities	90,052,279

Net assets	$258,710,129

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$244,629,948

Undistributed net investment income (Note 1)	9,257,316

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(8,607,525)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,430,390

Total — Representing net assets applicable to capital shares outstanding	$258,710,129

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($183,760,388 divided by 13,774,331 shares)	$13.34

Offering price per class A share (100/96.00 of $13.34)*	$13.90

Net asset value and offering price per class B share ($9,812,096 divided by 738,401 shares)**	$13.29

Net asset value and offering price per class C share ($17,153,016 divided by 1,290,822 shares)**	$13.29

Net asset value and redemption price per class M share ($17,446,638 divided by 1,318,991 shares)	$13.23

Offering price per class M share (100/96.75 of $13.23)***	$13.67

Net asset value, offering price and redemption price per class R share
($3,157,167 divided by 236,989 shares)	$13.32

Net asset value, offering price and redemption price per class Y share
($27,380,824 divided by 2,051,554 shares)	$13.35

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/11 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $16,530) (including interest income of $18,715
from investments in affiliated issuers) (Note 6)	$6,057,561

EXPENSES

Compensation of Manager (Note 2)	606,603

Investor servicing fees (Note 2)	152,489

Custodian fees (Note 2)	48,361

Trustee compensation and expenses (Note 2)	11,440

Administrative services (Note 2)	3,648

Distribution fees — Class A (Note 2)	201,353

Distribution fees — Class B (Note 2)	46,602

Distribution fees — Class C (Note 2)	71,401

Distribution fees — Class M (Note 2)	40,958

Distribution fees — Class R (Note 2)	6,457

Auditing	69,789

Other	93,782

Fees waived and reimbursed by Manager (Note 2)	(5,650)

Total expenses	1,347,233

Expense reduction (Note 2)	(1,105)

Net expenses	1,346,128

Net investment income	4,711,433

Net realized gain on investments (Notes 1 and 3)	3,505,507

Net realized gain on swap contracts (Note 1)	1,642,244

Net realized loss on futures contracts (Note 1)	(6,088,140)

Net realized loss on foreign currency transactions (Note 1)	(1,633,963)

Net realized gain on written options (Notes 1 and 3)	26,083

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	231,634

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	8,841,987

Net gain on investments	6,525,352

Net increase in net assets resulting from operations	$11,236,785

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/11*	Year ended 10/31/10

Operations:
Net investment income	$4,711,433	$11,114,026

Net realized gain (loss) on investments and foreign
currency transactions	(2,548,269)	23,700,990

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	9,073,621	(11,405,083)

Net increase in net assets resulting from operations	11,236,785	23,409,933

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,145,411)	(16,673,420)

Class B	(264,140)	(1,052,670)

Class C	(408,722)	(952,758)

Class M	(506,182)	(2,318,695)

Class R	(80,653)	(184,915)

Class Y	(591,127)	(1,361,230)

Increase in capital from settlement payments	—	1,873

Redemption fees (Note 1)	5,174	24,848

Increase from capital share transactions (Note 4)	40,874,716	62,213,630

Total increase in net assets	45,120,440	63,106,596

NET ASSETS

Beginning of period	213,589,689	150,483,093

End of period (including undistributed net investment income
of $9,257,316 and $11,542,118, respectively)	$258,710,129	$213,589,689

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%) [e]

Class A
April 30, 2011**	$13.15	.28	.32	.60	(.41)	(.41)	— [f]	—	$13.34	4.72 *	$183,760	.56*	2.16*	67*
October 31, 2010	13.24	.80	.82	1.62	(1.71)	(1.71)	— [f]	— [f,g]	13.15	13.63	157,631	1.14	6.35	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	(.76)	— [f]	— [f,h]	13.24	35.39	113,047	1.14	5.57	203
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	—	10.47	(12.79)	90,998	1.13	4.96	182
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— [f]	—	12.68	8.76	91,616	1.16	3.82	103
October 31, 2006	12.18	.37 [i]	.22	.59	(.65)	(.65)	— [f]	—	12.12	5.01	87,210	1.17 [i]	3.04 [i]	98

Class B
April 30, 2011**	$13.10	.23	.32	.55	(.36)	(.36)	— [f]	—	$13.29	4.35 *	$9,812	.94*	1.79*	67*
October 31, 2010	13.20	.72	.80	1.52	(1.62)	(1.62)	— [f]	— [f,g]	13.10	12.74	9,453	1.89	5.67	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	(.68)	— [f]	— [f,h]	13.20	34.38	8,144	1.89	4.77	203
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— [f]	—	10.44	(13.40)	9,559	1.88	4.24	182
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— [f]	—	12.64	7.97	10,644	1.91	3.09	103
October 31, 2006	12.13	.28 [i]	.23	.51	(.56)	(.56)	— [f]	—	12.08	4.31	15,238	1.92 [i]	2.37 [i]	98

Class C
April 30, 2011**	$13.10	.23	.32	.55	(.36)	(.36)	— [f]	—	$13.29	4.36 *	$17,153	.94*	1.79*	67*
October 31, 2010	13.20	.68	.85	1.53	(1.63)	(1.63)	— [f]	— [f,g]	13.10	12.80	13,700	1.89	5.39	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	(.68)	— [f]	— [f,h]	13.20	34.38	4,451	1.89	4.82	203
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— [f]	—	10.44	(13.45)	3,887	1.88	4.21	182
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— [f]	—	12.65	7.96	2,830	1.91	3.07	103
October 31, 2006	12.14	.27 [i]	.24	.51	(.56)	(.56)	— [f]	—	12.09	4.32	2,712	1.92 [i]	2.28 [i]	98

Class M
April 30, 2011**	$13.04	.26	.32	.58	(.39)	(.39)	— [f]	—	$13.23	4.62 *	$17,447	.69*	2.04*	67*
October 31, 2010	13.14	.78	.80	1.58	(1.68)	(1.68)	— [f]	— [f,g]	13.04	13.35	17,170	1.39	6.21	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	(.73)	— [f]	— [f,h]	13.14	35.00	18,789	1.39	5.30	203
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— [f]	—	10.40	(13.01)	16,798	1.38	4.70	182
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— [f]	—	12.60	8.54	20,088	1.41	3.58	103
October 31, 2006	12.10	.34 [i]	.22	.56	(.62)	(.62)	— [f]	—	12.04	4.79	21,974	1.42 [i]	2.81 [i]	98

Class R
April 30, 2011**	$13.14	.26	.32	.58	(.40)	(.40)	— [f]	—	$13.32	4.53 *	$3,157	.69*	2.03*	67*
October 31, 2010	13.23	.75	.84	1.59	(1.68)	(1.68)	— [f]	— [f,g]	13.14	13.39	2,264	1.39	5.92	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	(.73)	— [f]	— [f,h]	13.23	35.10	834	1.39	5.31	203
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— [f]	—	10.46	(13.01)	527	1.38	4.69	182
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— [f]	—	12.67	8.42	422	1.41	3.52	103
October 31, 2006	12.17	.32 [i]	.25	.57	(.62)	(.62)	— [f]	—	12.12	4.86	127	1.42 [i]	2.67 [i]	98

Class Y
April 30, 2011**	$13.16	.29	.33	.62	(.43)	(.43)	— [f]	—	$13.35	4.86 *	$27,381	.44*	2.27*	67*
October 31, 2010	13.25	.83	.83	1.66	(1.75)	(1.75)	— [f]	— [f,g]	13.16	13.93	13,371.89		6.54	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	(.79)	— [f]	— [f,h]	13.25	35.69	5,218.89		5.78	203
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	—	10.48	(12.61)	5,429.88		5.24	182
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— [f]	—	12.70	9.12	3,228.91		4.06	103
October 31, 2006	12.18	.40 [i]	.23	.63	(.68)	(.68)	— [f]	—	12.13	5.34	2,517	.92 [i]	3.31 [i]	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2011	<0.01%

October 31, 2010	0.02

October 31, 2009	0.32

October 31, 2008	0.33

October 31, 2007	0.34

October 31, 2006	0.31

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Income Trust (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income by investing in a portfolio primarily consisting of investment-grade bonds and securitized debt instruments of companies and governments worldwide that have intermediate- to long-term maturities. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to November 1, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2010 through April 30, 2011.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 700 on futures contracts for the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $78,300,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $187,200,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors/industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $30,300,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on interest rate swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

J) Credit default contracts The fund enters into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $700,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,454,356 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $12,819,594 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $12,313,164.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $5,525,442 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $280,986,823, resulting in gross unrealized appreciation and depreciation of $12,289,039 and $3,126,295, respectively, or net unrealized appreciation of $9,162,744.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion,
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $5,650 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,105 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $132, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,050 and $1,409 from the sale of class A and class M shares, respectively, and received $8,308 and $517 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $446 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $215,575,194 and $134,478,258, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of no monies and $817,619, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at	USD	211,739,880	$13,211,141
the beginning of the reporting period	CHF	—	$—

Options	USD	12,348,394	151,067
opened	CHF	22,920,000	25,023

Options	USD	(28,616,394)	(478,256)
exercised	CHF	—	—

Options	USD	—	—
expired	CHF	—	—

Options	USD	(16,292,200)	(660,649)
closed	CHF	—	—

Written options outstanding	USD	179,179,680	$12,223,303
at the end of the reporting period	CHF	22,920,000	$25,023

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/11		Year ended 10/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	3,274,182	$42,360,925	4,913,329	$62,466,802

Shares issued in connection with
reinvestment of distributions	332,568	4,270,508	1,144,209	14,330,763

	3,606,750	46,631,433	6,057,538	76,797,565

Shares repurchased	(1,818,791)	(23,407,997)	(2,608,639)	(32,998,116)

Net increase	1,787,959	$23,223,436	3,448,899	$43,799,449

	Six months ended 4/30/11		Year ended 10/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	172,042	$2,210,759	356,314	$4,514,207

Shares issued in connection with
reinvestment of distributions	15,777	201,772	66,525	830,123

	187,819	2,412,531	422,839	5,344,330

Shares repurchased	(170,943)	(2,197,249)	(318,409)	(4,019,111)

Net increase	16,876	$215,282	104,430	$1,325,219

	Six months ended 4/30/11		Year ended 10/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	382,833	$4,953,379	780,219	$9,927,946

Shares issued in connection with
reinvestment of distributions	23,064	295,086	58,789	734,399

	405,897	5,248,465	839,008	10,662,345

Shares repurchased	(160,694)	(2,053,467)	(130,537)	(1,653,709)

Net increase	245,203	$3,194,998	708,471	$9,008,636

	Six months ended 4/30/11		Year ended 10/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	67,339	$865,853	108,717	$1,367,794

Shares issued in connection with
reinvestment of distributions	4,332	55,180	17,969	223,210

	71,671	921,033	126,686	1,591,004

Shares repurchased	(69,189)	(882,817)	(239,702)	(3,008,950)

Net increase (decrease)	2,482	$38,216	(113,016)	$(1,417,946)

	Six months ended 4/30/11		Year ended 10/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	75,289	$967,522	142,751	$1,811,259

Shares issued in connection with
reinvestment of distributions	4,640	59,535	12,328	154,106

	79,929	1,027,057	155,079	1,965,365

Shares repurchased	(15,324)	(196,716)	(45,747)	(573,530)

Net increase	64,605	$830,341	109,332	$1,391,835

	Six months ended 4/30/11		Year ended 10/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,450,407	$18,710,073	768,482	$9,938,529

Shares issued in connection with
reinvestment of distributions	36,526	470,862	93,150	1,165,870

	1,486,933	19,180,935	861,632	11,104,399

Shares repurchased	(451,673)	(5,808,492)	(239,169)	(2,997,962)

Net increase	1,035,260	$13,372,443	622,463	$8,106,437

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$45,612	Payables	$—

Foreign exchange
contracts	Receivables	4,738,033	Payables	2,608,236

Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation		Unrealized appreciation/
contracts	(depreciation)	6,336,767*	(depreciation)	17,769,199*

Total		$11,120,412		$20,377,435

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$22,366	$22,366

Foreign exchange
contracts	—	—	(1,671,470)	—	$(1,671,470)

Interest rate contracts	(672,062)	(6,088,140)	—	1,619,878	$(5,140,324)

Total	$(672,062)	$(6,088,140)	$(1,671,470)	$1,642,244	$(6,789,428)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(15,654)	$(15,654)

Foreign exchange
contracts	—	—	149,304	—	$149,304

Interest rate contracts	1,995,683	2,108,928	—	1,943,231	$6,047,842

Total	$1,995,683	$2,108,928	$149,304	$1,927,577	$6,181,492

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $18,715 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $91,961,322 and $139,495,382, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA031
267780 6/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011